As filed with the Securities and Exchange Commission on October 12, 2023

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SINTX TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	84-1375299
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1885 West 2100 South

Salt Lake City, Utah 84119

(801) 839-3500

(Address, including zip code and telephone number, of Registrant’s principal executive offices)

B. Sonny Bal, MD

President and Chief Executive Officer

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, Utah 84119

(801) 839-3500

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Kevin Ontiveros Life Science Law, PC 4372 W Mille Lacs Drive South Jordan, UT 84009 (801) 450-7001	David Marx Dan Lyman Dorsey & Whitney LLP 111 S. Main Street, Suite 2100 Salt Lake City, UT 84111 (801) 933-7360

Approximate date of commencement of proposed sale to the public: from time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This registration statement contains:

●	a base prospectus which covers the offering, issuance and sale by us of up to $75,000,000 in the aggregate of the securities identified herein from time to time in one or more offerings; and

●	an equity distribution agreement prospectus covering the offering, issuance and sale by us of up to a maximum aggregate offering price of $1,700,000 of our common stock that may be issued and sold under an equity distribution agreement (as amended, the “Equity Distribution Agreement”) with Maxim Group LLC (“Maxim”), which provides for the offer and sale of shares of our common stock having an aggregate offering price of up to $15 million.

The base prospectus immediately follows this explanatory note. The specific terms of any securities to be offered pursuant to the base prospectus will be specified in a prospectus supplement to the base prospectus. The equity distribution agreement prospectus supplement immediately follows the base prospectus. The $1,700,000 of common stock that may be offered, issued and sold under the equity distribution agreement prospectus is included in the $75,000,000 of securities that may be offered, issued and sold by us under the base prospectus. As of the date of this registration statement, we have sold $10,402 of shares under the Equity Distribution Agreement. We are registering the offer and sale of $1,700,000 that has not been sold under the Equity Distribution Agreement. Upon termination of the Equity Distribution Agreement with Maxim, any portion of the $1,700,000 included in the equity distribution agreement prospectus that is not sold pursuant to the sales agreement will be available for sale in other offerings pursuant to the base prospectus and a corresponding prospectus supplement, and if no shares are sold under the Equity Distribution Agreement, the full $1,700,000 of securities may be sold in other offerings pursuant to the base prospectus and a corresponding prospectus supplement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 12, 2023

PROSPECTUS

SINTX TECHNOLOGIES, INC.

$75,000,000

Common Stock, Preferred Stock,

Debt Securities,

Warrants, Rights and Units

From time to time, we may offer and sell up to $75.0 million of any combination of the securities described in this prospectus, either individually or in combination. We may also offer shares of common stock or shares of preferred stock upon conversion of debt securities, shares of common stock upon conversion of shares of preferred stock, or shares of common stock, shares of preferred stock or debt securities upon the exercise of warrants.

This prospectus provides a general description of the securities we may offer. Each time we sell securities, we will provide specific terms of the securities offered in a supplement to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. A prospectus supplement and any related free writing prospectus may also add, update or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement and any related free writing prospectus, as well as any documents incorporated by reference in this prospectus before you invest in any securities. This prospectus may not be used to consummate a sale of securities unless accompanied by an applicable prospectus supplement.

Our common stock is listed on The NASDAQ Capital Market under the symbol “SINT”. On October 11, 2023, the last reported sale price for our common stock was $0.802 per share. As of October 12, 2023, the aggregate market value of our outstanding common stock held by non-affiliates, or the public float, was approximately $5,259,217, which was calculated based on 4,207,374 shares of outstanding common stock held by non-affiliates and on a price per share of $1.25, the closing price of our common stock on The NASDAQ Capital Market on August 14, 2023. During the 12 calendar months prior to and including the date of this prospectus, we have sold $10,402 shares of common stock pursuant to General Instruction I.B.6 of Form S-3. Pursuant to General Instruction I.B.6 of Form S-3, in no event will we sell securities registered on this registration statement in a public primary offering with a value exceeding more than one-third of our public float (the market value of our common stock held by our non-affiliates) in any 12-month period so long as our public float remains below $75.0 million. As of October 11, 2023, one-third of our public float is equal to approximately $1,753,072. The applicable prospectus supplement will contain information, where applicable, as to any other listing on The NASDAQ Capital Market or any securities market or other exchange of the securities, if any, covered by the prospectus supplement.

INVESTING IN OUR SECURITIES INVOLVES RISKS. YOU SHOULD REVIEW CAREFULLY THE RISKS AND UNCERTAINTIES DESCRIBED UNDER THE HEADING “RISK FACTORS” ON PAGE 5 AND CONTAINED IN THE APPLICABLE PROSPECTUS SUPPLEMENT AND ANY RELATED FREE WRITING PROSPECTUS AND UNDER SIMILAR HEADINGS IN THE OTHER DOCUMENTS THAT ARE INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

The securities may be sold directly to investors, through agents designated from time to time or to or through underwriters or dealers. For additional information on the methods of sale, you should refer to the section entitled “Plan of Distribution” in this prospectus. If any underwriters or agents are involved in the sale of any securities with respect to which this prospectus is being delivered, the names of such underwriters or agents and any applicable commissions or discounts and over-allotment options will be set forth in a prospectus supplement. The price to the public of such securities and the net proceeds we expect to receive from such sale will also be set forth in a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                , 2023

ABOUT THIS PROSPECTUS

Throughout this prospectus, references to “SINTX,” the “Company,” “we,” “us,” and “our” refer to SINTX Technologies, Inc.

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission, or SEC, utilizing a “shelf” registration process. Under this shelf registration process, we may sell any combination of the securities described in this prospectus in one or more offerings up to a total dollar amount of $75.0 million. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities under this shelf registration, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. The prospectus supplement and any related free writing prospectus that we may authorize to be provided to you may also add, update or change information contained in this prospectus or in any documents that we have incorporated by reference into this prospectus. You should read this prospectus, any applicable prospectus supplement and any related free writing prospectus, together with the information incorporated herein by reference as described under the heading “Incorporation by Reference.”

You should rely only on the information that we have provided or incorporated by reference in this prospectus, any applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus, any applicable prospectus supplement or any related free writing prospectus that we may authorize to be provided to you. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement. This prospectus and the accompanying supplement to this prospectus do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which they relate, nor do this prospectus and the accompanying supplement to this prospectus constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus, any applicable prospectus supplement or any related free writing prospectus is accurate on any date subsequent to the date set forth on the front of the document or that any information we have incorporated by reference is correct on any date subsequent to the date of the document incorporated by reference, even though this prospectus, any applicable prospectus supplement or any related free writing prospectus is delivered or securities sold on a later date.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Discussions containing these forward-looking statements may be found, among other places, in the Sections of this prospectus entitled “Prospectus Summary” and “Risk Factors.”

All statements, other than statements of historical fact, included or incorporated herein regarding our strategy, future operations, financial position, future revenues, projected costs, plans, prospects and objectives are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These statements involve risks, uncertainties and other factors that may cause our actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause or contribute to such differences include, but are not limited to, those discussed in the Section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements.

In addition, past financial and/or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements to reflect events or developments occurring after the date of this prospectus, even if new information becomes available in the future.

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Prospectus Summary

This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire prospectus, including the risks of investing discussed under “Risk Factors” beginning on page 5 of this prospectus and in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the SEC, each of which are incorporated by reference in this prospectus, along with our consolidated financial statements and notes to those consolidated financial statements and the other information incorporated by reference in this prospectus, before making an investment decision.

Company Overview

SINTX Technologies is a 27-year-old advanced ceramics company formed in December 1996, focused on providing solutions in a variety of biomedical, technical, and antipathogenic applications. We have grown from focusing primarily on the research, development and commercialization of medical devices manufactured with silicon nitride to becoming an advanced ceramics company engaged in diverse fields, including biomedical, technical and antipathogenic applications. This diversification enables us to focus on our core competencies which are the manufacturing, research, and development of products comprised from advanced ceramic materials for external partners. We seek to connect with new customers, partners and manufacturers to help them realize the goal of leveraging our expertise in advanced ceramics to create new, innovative products across these sectors.

Biomedical Applications: Since its inception, SINTX has been focused on medical grade silicon nitride. SINTX biomedical products have been shown to be biocompatible, bioactive, antipathogenic, and to have superb bone affinity. Spinal implants made from SINTX silicon nitride have been successfully implanted in humans since 2008 in the US, Europe, Brazil, and Taiwan. This established use, along with its inherent resistance to bacterial adhesion and bone affinity suggests that it may also be suitable in other fusion device applications such as arthroplasty implants, foot wedges, and dental implants. Bacterial infection of any biomaterial implants is always a concern. SINTX silicon nitride has been shown to be resistant to bacterial colonization and biofilm formation, making it antibacterial. SINTX silicon nitride products can be polished to a smooth and wear-resistant surface for articulating applications, such as bearings for hip and knee replacements.

We believe that silicon nitride has a superb combination of properties that make it suited for long-term human implantation. Other biomaterials are based on bone grafts, metal alloys, and polymers- all of which have well-known practical limitations and disadvantages. In contrast, silicon nitride has a legacy of success in the most demanding and extreme industrial environments. As a human implant material, silicon nitride offers bone ingrowth, resistance to bacterial and viral infection, ease of diagnostic imaging, resistance to corrosion, and superior strength and fracture resistance, all of which claims are validated in our large and growing inventory of peer-reviewed, published literature reports. We believe that our versatile silicon nitride manufacturing expertise positions us favorably to introduce new and innovative devices in the medical and non-medical fields.

In June 2022, we acquired Technology Assessment and Transfer, Inc. (TA&T), a nearly 40-year-old business with a mission to transition advanced materials and process technologies from a laboratory environment to commercial products and services. TA&T has supplied ceramics for use in several biomedical applications. These products were made via 3D printing and include components for surgical instruments as well as conceptual and prototype dental implants.

Technical Applications: It is our belief that our silicon nitride has the best combination of mechanical, thermal, and electrical properties of any technical ceramic material. It is a high-performance technical ceramic with high strength, toughness, and hardness, and is extremely resistant to thermal shock and impact. It is also an electrically insulating ceramic material. Typically, it is used in applications where high load-bearing capacity, thermal stability, and wear resistance are required. We have obtained AS9100D certification and ITAR registration to facilitate entry into the aerospace and protective armor markets.

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We recently entered the ceramic armor market through the purchase of assets from B4C, LLC and a technology partnership with Precision Ceramics USA. We will develop and manufacture high-performance ceramics for personnel, aircraft, and vehicle armor including a 100% Boron Carbide material for ultimate lightweight performance in ballistic applications, and a composite material made of Boron Carbide and Silicon Carbide for exceptional multi-hit performance against ballistic threats. We have signed a 10-year lease at a building near our headquarters in Salt Lake City, Utah to house development and manufacturing activities for SINTX Armor.

TA&T’s primary area of expertise is material processing and fabrication know-how for a broad spectrum of monolithic ceramic, ceramic composite, and coating materials. Primary technologies include Additive Manufacturing (3D Printing) of ceramics and metals, low-cost fabrication of fiber reinforced ceramic matrix composites (CMCs) and refractory chemical vapor deposited (CVD) coatings, transparent ceramics for ballistic armor and optical applications, and magnetron sputtered (PVD) coatings for lubrication, wear resistance and environmental barrier coatings for CMCs. TA&T also provides a host of services that include 3D printing, PVD-CVD coatings, material processing-CMCs, CIP, PS, HP, HIP, and material characterization for powders and finished parts-TGA/DSC, PSD. SA, Dilatometry, UV-VIS and FTIR transmission, haze and clarity.

Antipathogenic Applications: Today, there is a global need to improve protection against pathogens in everyday life. SINTX believes that by incorporating its unique composition of silicon nitride antipathogenic powder into products such as face masks, filters, and wound care devices, it is possible to manufacture surfaces that inactivate pathogens, thereby limiting the spread of infection and disease. The discovery in 2020 that SINTX silicon nitride inactivates SARS-CoV-2, the virus which causes the disease COVID-19, has opened new markets and applications for our material and we have focused many of our resources on these opportunities.

We presently manufacture advanced ceramic powders and components in our manufacturing facilities based in Salt Lake City, Utah.

Corporate Information

Our headquarters is located at 1885 West 2100 South, Salt Lake City, Utah 84119, and our telephone number is (801) 839-3500. We maintain a website at https://www.sintx.com. Information on the website is not incorporated by reference and is not a part of this prospectus.

Additional Information

For additional information related to our business and operations, please refer to the reports incorporated herein by reference, as described under the caption “Incorporation by Reference” on page 35 of this prospectus.

The Securities We May Offer

We may offer shares of common stock and shares of preferred stock, various series of debt securities, warrants to purchase any of such securities, and rights to purchase shares of common stock, shares of preferred stock or warrants, either individually or in units, with a total value of up to $75.0 million from time to time under this prospectus, together with any applicable prospectus supplement and related free writing prospectus, at prices and on terms to be determined by market conditions at the time of offering. This prospectus provides you with a general description of the securities we may offer. Each time we offer a type or series of securities, we will provide a prospectus supplement that will describe the specific amounts, prices and other important terms of the securities, including, to the extent applicable:

●	designation or classification;

●	aggregate principal amount or aggregate offering price;

●	maturity, if applicable;

●	original issue discount, if any;

●	rates and times of payment of interest or dividends, if any;

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●	redemption, conversion, exchange or sinking fund terms, if any;

●	conversion or exchange prices or rates, if any, and, if applicable, any provisions for changes to or adjustments in the conversion or exchange prices or rates and in the securities or other property receivable upon conversion or exchange;

●	ranking;

●	restrictive covenants, if any;

●	voting or other rights, if any; and

●	important United States federal income tax considerations.

A prospectus supplement and any related free writing prospectus that we may authorize to be provided to you may also add, update or change information contained in this prospectus or in documents we have incorporated by reference. However, no prospectus supplement or free writing prospectus will offer a security that is not registered and described in this prospectus at the time of the effectiveness of the registration statement of which this prospectus is a part.

We may sell the securities directly to or through underwriters, dealers or agents. We, and our underwriters or agents, reserve the right to accept or reject all or part of any proposed purchase of securities. If we do offer securities through underwriters or agents, we will include in the applicable prospectus supplement:

●	the names of those underwriters or agents;

●	applicable fees, discounts and commissions to be paid to them;

●	details regarding over-allotment options, if any; and

●	the net proceeds to us.

Common Stock

Our Board of Directors has the authority under our Restated Certificate of Incorporation, without further action by our shareholders, to issue up to 250,000,000 shares of common stock (including shares of common stock outstanding as of the date hereof). We may offer shares of common stock from time to time.

Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders, and do not have cumulative voting rights. Accordingly, the holders of a majority of the shares of our common stock entitled to vote can elect all of the directors standing for election. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available for dividend payments. All outstanding shares of our common stock are fully paid and nonassessable, and any shares of our common stock to be sold pursuant to this prospectus will be fully paid and nonassessable. The holders of common stock have no preferences or rights of conversion, exchange, pre- emption or other subscription rights. There are no redemption or sinking fund provisions applicable to our common stock. In the event of any liquidation, dissolution or winding-up of our affairs, holders of our common stock will be entitled to share ratably in our assets that are remaining after payment or provision for payment of all of our debts and obligations and after liquidation payments to holders of outstanding shares of preferred stock, if any.

Preferred Stock

Our Board of Directors has the authority under our Restated Certificate of Incorporation, without further action by our shareholders, to issue up to 130,000,000 shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the rights, preferences, privileges and restrictions of the shares of each wholly unissued series, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference and sinking fund terms, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding). Our preferred stock is described in greater detail in this prospectus under “Description of Capital Stock — Preferred Stock.”

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We will fix the rights, preferences, privileges, qualifications and restrictions of the shares of each series of preferred stock that we sell under this prospectus and applicable prospectus supplements in an amendment to our Restated Certificate of Incorporation relating to that series. We will incorporate by reference into the registration statement of which this prospectus is a part the form of any amendment to our Restated Certificate of Incorporation that describes the terms of the series of preferred stock we are offering before the issuance of the related series of preferred stock. We urge you to read the prospectus supplements and any free writing prospectus that we may authorize to be provided to you related to the series of preferred stock being offered, as well as the complete amendment to our Restated Certificate of Incorporation that contains the terms of the applicable series of preferred stock.

Debt Securities

We may offer secured or unsecured obligations in the form of one or more series of senior or subordinated debt. The senior debt securities and the subordinated debt securities are together referred to in this prospectus as the “debt securities.” The subordinated debt securities generally will be entitled to payment only after payment of our senior debt. Senior debt generally includes all debt for money borrowed by us, except debt that is stated in the instrument governing the terms of that debt to be not senior to, or to have the same rank in right of payment as, or to be expressly junior to, the subordinated debt securities. We may issue debt securities that are convertible into shares of our common stock.

The senior and subordinated debt securities will be issued under separate indentures between us and a trustee. We have summarized the general features of the debt securities to be governed by the indentures. These indentures have been filed as exhibits to the registration statement of which this prospectus forms a part. We encourage you to read these indentures. Instructions on how you can get copies of these documents are provided in the section titled “Where You Can Find More Information.”

Warrants

We may offer warrants for the purchase of our common stock, preferred stock and/or debt securities in one or more series, from time to time. We may issue warrants independently or together with shares of common stock, shares of preferred stock and/or debt securities, and the warrants may be attached to or separate from those securities.

In this prospectus, we have summarized certain general features of the warrants under “Description of Warrants.” We urge you, however, to read the prospectus supplements and any free writing prospectus that we may authorize to be provided to you related to the particular warrants being offered, as well as the complete warrant document or agreement that contain the terms of the warrants. Specific warrant documents or agreements will contain additional important terms and provisions and will be filed as exhibits to the registration statement of which this prospectus is a part, or incorporated by reference from a current report on Form 8-K that we file with the SEC.

Rights

We may distribute rights to the holders of our common stock or other securities to purchase a specified number of our shares of common stock or other securities that the holder owns as of record date set by our Board of Directors. In a prospectus supplement, we will inform you of the exercise price and other specific terms of the rights.

Units

We may offer units consisting of shares of common stock, shares of preferred stock, debt securities warrants and/or rights to purchase any of such securities in one or more series. In this prospectus, we have summarized certain general features of the units under “Description of Units.” We urge you, however, to read the prospectus supplements and any free writing prospectus that we may authorize to be provided to you related to the particular units being offered, as well as the unit agreements that contain the terms of the units. We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from a current report on Form 8-K that we file with the SEC, the form of unit agreement and any supplemental agreements that describe the terms of the units we are offering before the issuance of the related units.

THIS PROSPECTUS MAY NOT BE USED TO OFFER OR SELL ANY SECURITIES UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

NASDAQ Capital Market Listing

Our common stock is listed on The NASDAQ Capital Market under the symbol “SINT”. The applicable prospectus supplement will contain information, where applicable, as to other listings, if any, on The NASDAQ Capital Market or other securities exchange of the securities covered by the applicable prospectus supplement.

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RISK FACTORS

An investment in our securities involves a high degree of risk. The prospectus supplement applicable to each offering of our securities will contain a discussion of the risks applicable to an investment in our securities. Prior to making a decision about investing in our securities, you should carefully consider the specific factors discussed under the heading “Risk Factors” in the applicable prospectus supplement, together with all of the other information contained or incorporated by reference in the prospectus supplement or appearing or incorporated by reference in this prospectus. You should also consider the risks, uncertainties and assumptions discussed under Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which is incorporated herein by reference, and may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission in the future. The risks and uncertainties we have described are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our operations.

USE OF PROCEEDS

Except as described in any applicable prospectus, prospectus supplement and in any free writing prospectuses in connection with a specific offering, we currently intend to use the net proceeds from this offering primarily for general corporate purposes, including capital expenditures, working capital, financing of possible acquisitions and other business opportunities.

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DESCRIPTION OF CAPITAL Stock

As of the date of this prospectus, our Restated Certificate of Incorporation authorizes us to issue 250,000,000 shares of common stock, par value $0.01 per share, and 130,000,000 shares of preferred stock, par value $0.01 per share. The following is a summary of the rights of our common and preferred stock and some of the provisions of our Restated Certificate of Incorporation and Amended and Restated Bylaws, our outstanding warrants, our registration rights agreements and the Delaware General Corporation Law. Because it is only a summary, it does not contain all the information that may be important to you and is subject to and qualified in its entirety by our Restated Certificate of Incorporation and our Amended and Restated Bylaws, a copy of each of which has been incorporated as an exhibit to the registration statement of which this prospectus forms a part.

Our Restated Certificate of Incorporation and our Amended and Restated Bylaws contain certain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors, which may have the effect of delaying, deferring or preventing a future takeover or change in control of the Company unless such takeover or change in control is approved by our Board of Directors.

Common Stock

As of September 29, 2023, there were 4,208,151 shares of common stock outstanding. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our Amended and Restated Bylaws provide that any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors. Stockholders do not have preemptive rights to purchase shares in any future issuance of our common stock. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders, and do not have cumulative voting rights. Accordingly, the holders of a majority of the shares of our common stock entitled to vote can elect all directors standing for election. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available for dividend payments. All outstanding shares of our common stock are fully paid and nonassessable, and any shares of our common stock to be sold pursuant to this prospectus will be fully paid and nonassessable. The holders of common stock have no preferences or rights of conversion, exchange, pre-emption, or other subscription rights. There are no redemption or sinking fund provisions applicable to our common stock. In the event of any liquidation, dissolution or winding-up of our affairs, holders of our common stock will be entitled to share ratably in our assets that are remaining after payment or provision for payment of all of our debts and obligations and after liquidation payments to holders of outstanding shares of preferred stock, if any.

The transfer agent and registrar for our common stock is American Stock Transfer and Trust Company. The transfer agent and the registrar’s address is 59 Maiden Lane, New York, New York 10038. Their telephone number is 1-800-937-5449. Our common stock is listed on The NASDAQ Capital Market under the symbol “SINT”.

Preferred Stock

Our Board of directors has the authority under our Restated Certificate of Incorporation, without further action by our stockholders, to issue up to 130,000,000 shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the rights, preferences, privileges and restrictions of the shares of each wholly unissued series, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference and sinking fund terms, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding).

Our Board of Directors may authorize the issuance of preferred stock with voting or conversion rights that could have the effect of restricting dividends on our common stock, diluting the voting power of our common stock, impairing the liquidation rights of our common stock or otherwise adversely affecting the rights of holders of our common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change of control and may adversely affect the market price of our common stock.

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Series B Preferred Stock.

Our Board of Directors designated 15,000 shares of our preferred stock as Series B Preferred Stock. As of September 29, 2023, there were 26 shares of Series B Preferred stock outstanding which are convertible into 10,576 shares of our Common Stock.

Conversion

Each share of Series B Preferred Stock is convertible into shares of our common stock at any time at the holder’s option at the Conversion Price described below. We may not effect any conversion of Series B Preferred Stock, with certain exceptions, to the extent that, after giving effect to an attempted conversion, the holder of Series B Preferred Stock (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of common stock in excess of 4.99% (or, at the election of the holder, 9.99%) of the shares of our common stock then outstanding after giving effect to such conversion, referred to as the Preferred Stock Beneficial Ownership Limitation; provided, however, that upon notice to the Company, the holder may increase or decrease the Preferred Stock Beneficial Ownership Limitation, provided that in no event may the Preferred Stock Beneficial Ownership Limitation exceed 9.99% and any increase in the Preferred Stock Beneficial Ownership Limitation will not be effective until 61 days following notice of such increase from the holder to us.

Subject to certain ownership limitations as described below and certain equity conditions being met, if during any 30 consecutive trading days, the volume weighted average price of our common stock exceeds $13,060.80 and the daily dollar trading volume during such period exceeds $500,000 per trading day, we have the right to force the conversion of the Series B Preferred Stock into common stock.

Conversion Price.

The Series B Preferred Stock is convertible into shares of common stock by dividing the stated value of the Series B Preferred Stock ($1,100) by $2.70 (the “Conversion Price”). The Conversion Price is subject to adjustment for stock splits, stock dividends, and distributions of common stock or securities convertible, exercisable or exchangeable for common stock, subdivisions, combinations and reclassifications.

Subject to certain exclusions contained in the Certificate of Designation, if the Company in any manner grants or sells any rights, warrants or options and the lowest price per share for which one share of common stock is at any time issuable upon the exercise of any such option or upon conversion, exercise or exchange of any Common Stock Equivalents (as defined in the Certificate of Designation) issuable upon exercise of any such option, exercise or exchange of any Common Stock Equivalent issuable upon the exercise of such option or otherwise pursuant to the terms thereof is less than the Conversion Price, then such share of common stock will be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such option for such price per share. For purposes of this paragraph only, the “lowest price per share for which one share of common stock is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Stock Equivalent issuable upon exercise of any such option or otherwise pursuant to the terms thereof” will be equal to (1) the lower of  (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of common stock upon the granting or sale of such option, upon exercise of such option and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such option for which one share of common stock is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such option or otherwise pursuant to the terms thereof. Except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price will be made upon the actual issuance of such shares of common stock or of such convertible securities upon the exercise of such options or otherwise pursuant to the terms of or upon the actual issuance of such Common Stock Equivalents.

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Subject to certain exclusions contained in the Certificate of Designation, if the Company in any manner issues or sells any Common Stock Equivalents and the lowest price per share for which one share of common stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Conversion Price, then such share of common stock will be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For purposes of this paragraph only, the “lowest price per share for which one share of common stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” will be equal to (1) the lower of  (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of common stock upon the issuance or sale of the Common Stock Equivalent and upon conversion, exercise or exchange of such convertible security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such convertible security for which one share of common stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Stock Equivalent (or any other person) upon the issuance or sale of such Common Stock Equivalent plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock Equivalent (or any other person). Except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price will be made upon the actual issuance of such shares of common stock upon conversion, exercise or exchange of such Common Stock Equivalents or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Common Stock Equivalents is made upon exercise of any options for which adjustment of the Conversion Price has been or is to be made, except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

If the purchase or exercise price provided for in any options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exercisable or exchangeable for shares of common stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with stock dividends, splits or combination of outstanding common stock) the Conversion Price in effect at the time of such increase or decrease will be adjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. If the terms of any option or convertible security that was outstanding as of the date of issuance of the Preferred Stock and related Warrants are increased or decreased in the manner described in the immediately preceding sentence, then such option or convertible security and the shares of common stock deemed issuable upon exercise, conversion or exchange thereof will be deemed to have been issued as of the date of such increase or decrease. No adjustment will be made if such adjustment would result in an increase of the Conversion Price then in effect.

If any option and/or convertible security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the holder of Preferred Stock, the “Primary Security”, and such option and/or convertible security and/or Adjustment Right (as defined below), the “Secondary Securities” and together with the Primary Security, each a “unit”), together comprising one integrated transaction, the aggregate consideration per share of common stock with respect to such Primary Security will be deemed to be the lower of  (x) the purchase price of such unit, (y) if such Primary Security is an option and/or convertible security, the lowest price per share for which one share of common stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with the paragraphs above and (z) the lowest volume-weighted average price of the common stock on any trading day during the four trading day period immediately following the public announcement of such dilutive issuance. If any shares of common stock, options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of common stock, options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the volume-weighted average prices of such security for each of the five (5) trading days immediately preceding the date of receipt. If any shares of common stock, options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of common stock, options or convertible securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five trading days after the tenth day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holder.

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“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with the paragraph above) of shares of common stock that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

In addition, holders of Preferred Stock may be eligible to elect an alternative price in the event we issue certain variable price securities.

Liquidation; Dividends; Repurchases.

In the event of a liquidation, the holders of Series B Preferred Stock are entitled to participate on an as-converted-to-common stock basis with holders of the common stock in any distribution of assets of the Company to the holders of the common stock. Additionally, we will not pay any dividends on shares of common stock (other than dividends in the form of common stock) unless and until such time as we pay dividends on each Series B Preferred Share on an as-converted basis. Other than as set forth in the previous sentence, no other dividends will be paid on Series B Preferred Stock and we will pay no dividends (other than dividends in the form of common stock) on shares of common stock unless we simultaneously comply with the previous sentence.

Redemption Right.

The Company holds an option to redeem some or all of the Series B Preferred Stock at any time after the six-month anniversary of its issuance date at a 25% premium to the stated value of the Series B Preferred Stock subject to redemption, upon 30 days prior written notice to the holder of the Series B Preferred Stock. The Series B Preferred Stock would be redeemed by the Company for cash.

Fundamental Transactions.

In the event of any fundamental transaction, generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, then upon any subsequent conversion of the Series B Preferred Stock, the holder will have the right to receive as alternative consideration, for each share of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our common stock for which the Series B Preferred Stock is convertible immediately prior to such event.

Voting Rights.

With certain exceptions, the holders of shares of Series B Preferred Stock have no voting rights. However, as long as any shares of Series B Preferred Stock remain outstanding, we may not, without the affirmative vote of holders of a majority of the then-outstanding Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Certificate of Designation, (b) increase the number of authorized shares of Series B Preferred Stock, (c) amend our Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of holders of Series B Preferred Stock disproportionately to the rights of holders of our other capital stock, or (d) enter into any agreement with respect to any of the foregoing.

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urisdiction and Waiver of Trial by Jury

Other than with respect to suits, actions or proceedings arising under the federal securities laws, the Certificate of Designation provides for investors to consent to exclusive jurisdiction to courts located in New York, New York and provides for a waiver of the right to a trial by jury. It also provides that disputes are governed by Delaware law.

Series C Preferred Stock.

Our Board of Directors designated 9,440 shares of our preferred stock as Series C Preferred Stock. As of September 29, 2023, there were 50 shares of Series C Preferred stock outstanding which are convertible into 338 shares of our Common Stock.

Conversion. Each share of Preferred Stock will be convertible at our option at any time on or after the first anniversary of the expiration of the Rights Offering or at the option of the holder at any time, into the number of shares of our common stock determined by dividing the $1,000 stated value per share of the Preferred Stock by a conversion price of $148.14 per share. In addition, the conversion price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations or reclassifications. Subject to limited exceptions, a holder of the Preferred Stock will not have the right to convert any portion of the Preferred Stock to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion. A holder of the Preferred Stock, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of such holder’s Preferred Stock, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion. In the event that a conversion is effected at our option, we will exercise such option to convert shares of Preferred Stock on a pro rata basis among all of the holders based on such holders’ shares of Preferred Stock.

Fundamental Transactions. In the event we effect certain mergers, consolidations, sales of substantially all of our assets, tender or exchange offers, reclassifications or share exchanges in which our common stock is effectively converted into or exchanged for other securities, cash or property, we consummate a business combination in which another person acquires 50% of the outstanding shares of our common stock, or any person or group becomes the beneficial owner of 50% of the aggregate ordinary voting power represented by our issued and outstanding common stock, then, upon any subsequent conversion of the Preferred Stock, the holders of the Preferred Stock will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon conversion in full of the Preferred Stock.

Dividends. Holders of Preferred Stock shall be entitled to receive dividends (on an as-if-converted-to-common-stock basis) in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of common stock.

Voting Rights. Except as otherwise provided in the certificate of designation or as otherwise required by law, the Preferred Stock has no voting rights.

Liquidation Preference. Upon our liquidation, dissolution or winding-up, whether voluntary or involuntary, holders of Series C Preferred Stock will be entitled to receive out of our assets, whether capital or surplus, the same amount that a holder of common stock would receive if the Preferred Stock were fully converted (disregarding for such purpose any conversion limitations under the certificate of designation) to common stock, which amounts shall be paid pari passu with all holders of common stock.

Redemption Rights. We are not obligated to redeem or repurchase any shares of Preferred Stock. Shares of Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous provisions.

Series D Preferred Stock

Our board of directors designated 4,656 shares of our preferred stock as Series D Preferred Stock. As of September 29, 2023, there were 180 shares of Series D Preferred stock outstanding which are convertible into 11,919 shares of our Common Stock.

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Conversion. Each share of Series D Preferred Stock is convertible at the option of the holder at any time, into the number of shares of our common stock determined by dividing the $1,000 stated value per share of the Preferred Stock by a conversion price of $15.102 per share. In addition, the conversion price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations or reclassifications. Subject to limited exceptions, a holder of the Preferred Stock will not have the right to convert any portion of the Series D Preferred Stock to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion. A holder of the Series D Preferred Stock, upon notice to us, may increase or decrease the beneficial ownership limitation provisions of such holder’s Series D Preferred Stock, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion.

Fundamental Transactions. In the event we effect certain mergers, consolidations, sales of substantially all of our assets, tender or exchange offers, reclassifications or share exchanges in which our common stock is effectively converted into or exchanged for other securities, cash or property, we consummate a business combination in which another person acquires 50% of the outstanding shares of our common stock, or any person or group becomes the beneficial owner of 50% of the aggregate ordinary voting power represented by our issued and outstanding common stock, then, upon any subsequent conversion of the Series D Preferred Stock, the holders of the Series D Preferred Stock will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon conversion in full of the Series D Preferred Stock.

Dividends. Holders of Preferred Stock shall be entitled to receive dividends (on an as-if-converted-to-common-stock basis) in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of common stock.

Voting Rights. Except as otherwise provided in the certificate of designation or as otherwise required by law, the Series D Preferred Stock has no voting rights.

Liquidation Preference. Upon our liquidation, dissolution or winding-up, whether voluntary or involuntary, holders of Series D Preferred Stock will be entitled to receive out of our assets, whether capital or surplus, the same amount that a holder of common stock would receive if the Series D Preferred Stock were fully converted (disregarding for such purpose any conversion limitations under the certificate of designation) to common stock, which amounts shall be paid pari passu with all holders of common stock.

Redemption Rights. We are not obligated to redeem or repurchase any shares of Series D Preferred Stock. Shares of Series D Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous provisions.

Future Preferred Stock.

Our Board of Directors will fix the rights, preferences, privileges, qualifications and restrictions of the preferred stock of each series that we sell under this prospectus and applicable prospectus supplements in the certificate of designation relating to that series. We will file as an exhibit to the registration statement of which this prospectus is a part, or incorporate by reference into the registration statement of which this prospectus is a part the form of any certificate of designation that describes the terms of the series of preferred stock we are offering before the issuance of the related series of preferred stock. This description will include:

●	the title and stated value;

●	the number of shares we are offering;

●	the liquidation preference per share;

●	the purchase price per share;

●	the dividend rate per share, dividend period and payment dates and method of calculation for dividends;

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●	whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends will accumulate;

●	our right, if any, to defer payment of dividends and the maximum length of any such deferral period;

●	the procedures for any auction and remarketing, if any;

●	the provisions for a sinking fund, if any;

●	the provisions for redemption or repurchase, if applicable, and any restrictions on our ability to exercise those redemption and repurchase rights;

●	any listing of the preferred stock on any securities exchange or market;

●	whether the preferred stock will be convertible into our common stock or other securities of ours, including warrants, and, if applicable, the conversion period, the conversion price, or how it will be calculated, and under what circumstances it may be adjusted;

●	voting rights, if any, of the preferred stock;

●	preemption rights, if any;

●	restrictions on transfer, sale or other assignment, if any;

●	a discussion of any material or special United States federal income tax considerations applicable to the preferred stock;

●	the relative ranking and preferences of the preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs;

●	any limitations on issuances of any class or series of preferred stock ranking senior to or on a parity with the series of preferred stock being issued as to dividend rights and rights if we liquidate, dissolve or wind up our affairs; and

●	any other specific terms, rights, preferences, privileges, qualifications or restrictions of the preferred stock.

When we issue shares of preferred stock under this prospectus, the shares will be fully paid and nonassessable and will not have, or be subject to, any preemptive or similar rights.

The General Corporation Law of the State of Delaware, the state of our incorporation, provides that the holders of preferred stock will have the right to vote separately as a class on any proposal involving fundamental changes in the rights of holders of that preferred stock. This right is in addition to any voting rights that may be provided for in the applicable certificate of designation.

Description of Other Outstanding Securities of the Company

Warrants

As of September 29, 2023, there were 1,244,754 common stock purchase warrants outstanding, which expire between February 2025 and February 2028. Each of these warrants entitles the holder to purchase one share of common stock at prices ranging between $2.70 and $150 per share. Certain of these warrants has a net exercise provision under which its holder may, in lieu of payment of the exercise price in cash, surrender the warrant and receive a net amount of shares based on the fair market value of our common stock at the time of exercise of the warrant after deduction of the aggregate exercise price. Additionally, certain of these warrants entitle a holder to also effect an “alternative cashless exercise” wherein the holder may surrender a certain number of warrants in return for a lesser number of shares of our common stock on a cashless basis. Each of these warrants also contains provisions for the adjustment of the exercise price and the aggregate number of shares issuable upon the exercise of the warrant in the event of dividends, share splits, reorganizations and reclassifications and consolidations. Certain of these warrants contain a provision requiring a reduction to the exercise price in the event we issue common stock, or securities convertible into or exercisable for common stock, at a price per share lower than the warrant exercise price.

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The holders of certain of these warrants have registration rights, as described in greater detail below.

February 2023 Offering Warrants

On February 7, 2023, we issued a Class C Common Stock Purchase Warrant to purchase up to 2,150,000 shares of Common Stock (the “Class C Warrants”) and a Class D Common Stock Purchase Warrant to purchase up to 1,075,000 shares of Common Stock (the “Class D Warrants”). The Class C and Class D Warrants are exercisable at a price of $5.60 per share. The Class C Warrants will expire five years from the date of issuance and the Class D Warrants will expire three years from the date of issuance. In addition, a holder may also effect an “alternative cashless exercise” wherein the aggregate number of shares of common stock issuable in such alternative cashless exercise shall equal the product of (x) the aggregate number of shares of common stock that would be issuable upon exercise of the Class C Warrant or Class D Warrant in accordance with the terms of such warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.40 with respect to the Class C Warrant or 0.80 with respect to the Class D Warrant.

The following summary of certain terms and provisions of the Class C Warrants, and Class D Warrants is not complete and is subject to, and qualified in its entirety by the provisions of the form of Class C Warrant, and the form of Class D Warrant, which are filed as exhibits to this registration statement.

Exercisability. The Class C Warrants are exercisable at any time after their original issuance and at any time up to the date that is five years after their original issuance. The Class D Warrants are exercisable at any time after their original issuance and at any time up to the date that is three years after their original issuance. Each of the Class C Warrants, Class D Warrants, are exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of the shares of common stock underlying the Class C Warrants or Class D Warrants, under the Securities Act of 1933, as amended (the “Securities Act”) is effective and available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of common stock purchased upon such exercise. If a registration statement registering the issuance of the shares of common stock underlying the Class C Warrants, Class D Warrants, under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Class C Warrant or Class D Warrant, through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant. We may be required to pay certain amounts as liquidated damages as specified in the warrants in the event we do not deliver shares of common stock upon exercise of the warrants within the time periods specified in the warrants. In addition, a holder may also effect an “alternative cashless exercise.” In such event, the aggregate number of shares of common stock issuable in such alternative cashless exercise shall equal the product of (x) the aggregate number of shares of common stock that would be issuable upon exercise of the Class C Warrant or Class D Warrant in accordance with the terms of such warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.40 with respect to the Class C Warrant or 0.80 with respect to the Class D Warrant. No fractional shares of common stock will be issued in connection with the exercise of a Class C Warrant or Class D Warrant. With respect to any alternative cashless exercise, fractional shares will be rounded down to the nearest whole share.

Fractional Shares. No fractional shares of common stock will be issued in connection with the exercise of a warrant. Other than as described above with respect to alternative cashless exercises, in lieu of fractional shares, we will, at our election, either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

Exercise Limitation. A holder will not have the right to exercise any portion of the Class C Warrants, or Class D Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

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Exercise Price. The exercise price per whole share of common stock purchasable upon exercise of the Class C Warrants and the Class D Warrants is $5.60 per share. The exercise price and number of shares of common stock issuable on exercise are subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock.

Transferability. Subject to applicable laws, the Class C Warrants and Class D Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. We do not intend to list the Class C Warrants or the Class D Warrants on any securities exchange or other trading market. Without an active trading market, the liquidity of these securities will be limited.

Warrant Agent. The Class C Warrants and Class D Warrants are issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, LLC, as warrant agent, and us. The Class C Warrants and Class D Warrants shall initially be represented only by one or more global warrants deposited with the warrant agent, as custodian on behalf of The Depository Trust Company (DTC) and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Fundamental Transactions. In the event of a fundamental transaction, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of common stock, the holders of the Class C Warrants and Class D Warrants will be entitled to receive upon exercise of the warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction. In addition, in the event of a fundamental transaction, we or the successor entity, at the request of a holder of Class C Warrants or Class D Warrants, will be obligated to purchase any unexercised portion of such Class C Warrants or Class D Warrants in accordance with the terms of the warrants. Additionally, as more fully described in the warrants, in the event of certain fundamental transactions, the holders of the warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of the warrants on the date of consummation of such transaction.

Rights as a Shareholder. Except as otherwise provided in the Class C Warrants and Class D Warrants or by virtue of such holder’s ownership of our shares of common stock, the holder of a Class C Warrant or Class D Warrant does not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the warrant.

Governing Law. The Class C Warrants, Class D Warrants, and warrant agreement are governed by New York law.

Maxim and Ascendiant February 2023 Warrants

In connection with the February 2023 Offering, the Company issued (i) to Maxim, as the Company’s sole placement agent for the 2023 Offering, 73,100 warrants to purchase shares of the Company’s common stock and (ii) to Ascendiant, as a financial advisor to the Company in the February 2023 Offering, 12,900 warrants to purchase shares of the Company’s common stock (collectively, the “Placement Agent Warrants”). The Placement Agent Warrants will expire on February 7, 2028. The Placement Agent Warrants are exercisable at a price of $6.16 per share, subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of the Placement Agent Warrants will not have the right to exercise any portion of the Placement Agent Warrants to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of the Placement Agent Warrants, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the Placement Agent Warrants. The Placement Agent Warrants may be exercised as to all or a lesser number of shares of the Company’s common stock and contain certain demand registration rights and unlimited “piggyback” registration rights for a period of five years after February 7, 2023, at the Company’s expense. The Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of the Dealer Manager Warrants to Maxim and Ascendiant.

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The foregoing description of the Placement Agent Warrants is not complete. For the complete terms of the Placement Agent Warrants, you should refer to the form of Placement Agent Warrant filed as an exhibit to this registration statement.

October 2022 Rights Offering Warrants

On October 17, 2022, we issued 308,321 common stock warrants designated as our “Class A” warrants and 308,321 common stock warrants designated as our “Class B” warrants (collectively the “October 2022 Warrants”) in a rights offering to our stockholders (the “October 2022 Rights Offering”). Each of these warrants entitles the holder to purchase one share of common stock at an exercise price of $2.70 per share. The Class A Warrants and Class B Warrants have the same terms, except that the Class A Warrants expire five years from the date of issuance and the Class B Warrants expire three years from the date of issuance. The material terms and provisions of the October 2022 Warrants are summarized below. This summary of the October 2022 Warrants is not complete. For the complete terms of the October 2022 Warrants, you should refer to the form of October 2022 Warrant filed as an exhibit to the registration statement of which this prospectus forms a part.

Pursuant to a warrant agency agreement between us and American Stock Transfer & Trust Company, LLC, as warrant agent, the October 2022 Warrants were issued in book-entry form and are represented only by one or more global warrants deposited with the warrant agent, as custodian on behalf of The Depository Trust Company, or DTC, and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Exercisability

Each Class A Warrant is exercisable at any time and will expire five years from the date of issuance. Each Class B Warrant is exercisable at any time and will expire three years from the date of issuance. The Warrants are exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and payment in full for the number of shares of our common stock purchased upon such exercise, except in the case of a cashless exercise as discussed below. The number of shares of common stock issuable upon exercise of the Warrants is subject to adjustment in certain circumstances, including a stock split of, stock dividend on, or a subdivision, combination or recapitalization of the common stock. If we effect a merger, consolidation, sale of substantially all of our assets, or other similar transaction, then, upon any subsequent exercise of a Warrants, the Warrant holder will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon exercise in full of the Warrant.

Cashless Exercise

If at any time there is no effective registration statement registering, or the prospectus contained therein is not available for issuance of, the shares issuable upon exercise of the warrant, the holder may exercise the warrant on a cashless basis. When exercised on a cashless basis, a portion of the warrant is cancelled in payment of the purchase price payable in respect of the number of shares of our common stock purchasable upon such exercise.

Exercise Price

Each warrant represents the right to purchase one share of common stock at an exercise price equal to the Conversion Price. In addition, the exercise price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. The exercise price is also subject to adjustment in the event that we sell, issue, or grant any option to purchase, or sell or issue any right to reprice, or otherwise dispose of or issue (or enter into any agreement relating to the offer, sale, grant or any option to purchase or other disposition) any common stock or convertible securities (as defined in the warrants), at an effective price per share less than the exercise price then in effect. In addition, if at any time there occurs a stock dividend, distribution, subdivision, combination, or reclassification and the volume weighted average price of the shares of common stock for the five trading days following such event is less than the exercise price then in effect (after giving effect to the adjustment of the exercise price pursuant to such event under the terms of the Warrants), then on the fifth trading day following such event, the exercise price shall be reduced to the volume weighted average price of the shares of common stock for the five trading days following such event.

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Subject to limited exceptions, a holder of warrants will not have the right to exercise any portion of the warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to us, may increase or decrease the beneficial ownership limitation provisions of the warrant, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the warrant.

Transferability

Subject to applicable laws and restrictions, a holder may transfer a warrant upon surrender of the warrant to us with a completed and signed assignment in the form attached to the warrant. The transferring holder will be responsible for any tax that liability that may arise as a result of the transfer.

No Market

There is no public trading market for the October 2022 Warrants and they will not be listed for trading on Nasdaq or any other securities exchange or market.

Rights as Stockholder

Except as set forth in the October 2022 Warrants, the holder of an October 2022 Warrant, solely in such holder’s capacity as a holder of such warrant, will not be entitled to vote, to receive dividends, or to any of the other rights of our stockholders.

Amendments and Waivers

The provisions of each October 2022 Warrant may be modified or amended or the provisions thereof waived with the written consent of us and the holder.

The October 2022 Warrants were issued pursuant to a warrant agent agreement by and between us and America Stock Transfer & Trust Company, the warrant agent.

Maxim and Ascendiant October 2022 Warrants

In connection with the October 2022 Rights Offering, the Company issued (i) to Maxim, as the dealer-manager in the October 2022 Rights Offering, 10,483 warrants to purchase shares of the Company’s common stock and (ii) to Ascendiant, as a financial advisor to the Company in the October 2022 Rights Offering, 1,850 warrants to purchase shares of the Company’s common stock (collectively, the “Dealer Manager Warrants”). The Dealer Manager Warrants are non-exercisable for 6 months from October 17, 2022 and will expire on September 23, 2027. The Dealer Manager Warrants will be exercisable at a price of $16.61 per share, subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of the Dealer Manager Warrants will not have the right to exercise any portion of the Dealer Manager Warrants to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of the Dealer Manager Warrants, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the Dealer Manager Warrants. In addition, the Dealer Manager Warrants shall not be redeemable and may not be sold, transferred, assigned, pledged or hypothecated or be the subject of any hedging, short sale, derivative, put, or call transaction for a period of 180 days following September 23, 2022, except that they may be assigned, in whole or in part, to any officer or partner of Maxim (or to Ascendiant). The Dealer Manager Warrants may be exercised as to all or a lesser number of shares of the Company’s common stock, and contain unlimited “piggyback” registration rights for a period of five years after September 23, 2022, at the Company’s expense. The Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of the Dealer Manager Warrants to Maxim and Ascendiant.

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The foregoing description of the Dealer Manager Warrants is not complete. For the complete terms of the Dealer Manager Warrants, you should refer to the form of Dealer Manager Warrant filed as an exhibit to the registration statement of which this prospectus forms a part.

February 2020 Rights Offering Warrants

On February 6, 2020, we issued 63,720 common stock warrants (the “February 2020 Warrants”) in a rights offering to our stockholders. The material terms and provisions of the February 2020 Warrants are summarized below. This summary of the February 2020 Warrants is not complete. For the complete terms of the February 2020 Warrants, you should refer to the form of February 2020 Warrant filed as an exhibit to the registration statement of which this prospectus forms a part.

Pursuant to a warrant agency agreement between us and American Stock Transfer & Trust Company, LLC, as warrant agent, the February 2020 Warrants were issued in book-entry form and are represented only by one or more global warrants deposited with the warrant agent, as custodian on behalf of The Depository Trust Company, or DTC, and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Exercisability. Each February 2020 Warrant became exercisable at the time of issuance and will expire five years from their issuance date. The February 2020 Warrants are exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and payment in full for the number of shares of our common stock purchased upon such exercise, except in the case of a cashless exercise as discussed below. The number of shares of common stock issuable upon exercise of the February 2020 Warrants is subject to adjustment in certain circumstances, including a stock split of, stock dividend on, or a subdivision, combination or recapitalization of the common stock. If we effect a merger, consolidation, sale of substantially all of our assets, or other similar transaction, then, upon any subsequent exercise of a February 2020 Warrant, the February 2020 Warrant holder will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon exercise in full of the February 2020 Warrant.

Cashless Exercise. After the earlier of (a) the date that is 30 days after the initial exercise date of the February 2020 Warrants or (b) such trading day that the aggregate volume of shares of common stock sold since the expiration of the Offering exceeds three times the number of shares of common stock and common stock equivalents sold in the Offering, the holder shall be permitted to exercise the February 2020 Warrant, on a cashless basis, regardless of the then applicable trading price of the common stock on Nasdaq, for an aggregate number of shares of common stock equal to the product of (i) the aggregate number of shares of common stock that would be issuable upon exercise of the Warrant if such exercise were by means of a cash exercise and (ii) 0.70.

Additionally, if at any time there is no effective registration statement registering, or the prospectus contained therein is not available for issuance of, the shares issuable upon exercise of the warrant, the holder may exercise the warrant on a cashless basis, in which a portion of the warrant is cancelled in payment of the purchase price payable in respect of the number of shares of our common stock purchasable upon such exercise.

Exercise Price. Each February 2020 Warrant represents the right to purchase one share of common stock at an exercise price of $150 per share. In addition, the exercise price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of warrants will not have the right to exercise any portion of the warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of the warrant, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the warrant.

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Fundamental Transactions. In the event we consummate a merger or consolidation with or into another person or other reorganization event in which our shares of common stock are converted or exchanged for securities, cash or other property, or we sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of our assets or we or another person acquires 50% or more of our outstanding shares of common stock, referred to as a fundamental transaction, then following such event, the holders will have the option, which may be exercised within 30 days after the consummation of the fundamental transaction, to require the Company or the successor entity purchase the Warrant from the holder by paying to the holder an amount of cash equal to the Black Scholes value of the remaining unexercised portion of the warrant on the date of the consummation of the fundamental transaction. However, if the fundamental transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder will only be entitled to receive from the Company or any successor entity, as of the date of consummation of such fundamental transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of the Warrant, that is being offered and paid to the holders of common stock of the Company in connection with the fundamental transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of common stock are given the choice to receive from among alternative forms of consideration in connection with the fundamental transaction.

Transferability. Subject to applicable laws and restrictions, a holder may transfer a warrant upon surrender of the warrant to us with a completed and signed assignment in the form attached to the warrant. The transferring holder will be responsible for any tax that liability that may arise as a result of the transfer.

No Market. There is no public trading market for the February 2020 Warrants, and they are not listed for trading on Nasdaq or any other securities exchange or market.

Rights as Stockholder. Except as set forth in the February 2020 Warrants, the holder of a warrant, solely in such holder’s capacity as a holder of a February 2020 Warrant, will not be entitled to vote, to receive dividends, or to any of the other rights of our stockholders.

Redemption Rights. We may redeem the warrants for $0.01 per warrant if our common stock closes above $8.00 per share for ten consecutive trading days, provided that we may not do so prior to the first anniversary of expiration of the Rights Offering.

Amendments and Waivers. The provisions of each February 2020 Warrant may be modified or amended or the provisions thereof waived with the written consent of us and the holder.

Maxim and Ascendiant February 2020 Warrants

Also on February 6, 2020, in connection with a rights offering, we issued 2,039 common stock warrants (the “Maxim Warrants”) to Maxim, as the dealer manager in such rights offering, and 510 common stock warrants (the “Ascendiant Warrants”) to Ascendiant, as a financial advisor to us in such rights offering. The Maxim Warrants and Ascendiant Warrants have the same material terms as the February 2020 Warrants, except as described below.

The Maxim Warrants and Ascendiant Warrants became exercisable 6 months from February 6, 2020 and will expire on January 17, 2025. The Maxim Warrants and Ascendiant Warrants are exercisable at a price of $162.95 per share, subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of the Maxim Warrants and Ascendiant Warrants will not have the right to exercise any portion of such warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to us, may increase or decrease the beneficial ownership limitation provisions of the warrant, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the warrant.

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The Maxim Warrants and Ascendiant Warrants contain the same provisions regarding fundamental transactions as those contained in the February 2020 Warrants, except that the Maxim Warrants and Ascendiant Warrants do not provide the holders thereof with the option to require us, or a successor entity, to pay an amount equal to the Black Scholes value of the warrants in the event of certain fundamental transactions.

The Maxim Warrants and Ascendiant Warrants are not redeemable. The Maxim Warrants and Ascendiant Warrants contain unlimited “piggyback” registration rights for a period of five years after February 6, 2020 (but not longer than 7 years from January 17, 2020) at our expense, subject to certain exceptions. We relied on the exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of the warrants to Maxim and Ascendiant.

This summary of the Maxim Warrants and Ascendiant Warrants is not complete. For the complete terms of the Maxim Warrants and Ascendiant Warrants, you should refer to the form of Maxim Warrants and Ascendiant Warrants filed as an exhibit to the registration statement of which this prospectus forms a part.

Effects of Anti-Takeover Provisions of Our Restated Certificate of Incorporation, Our Amended and Restated Bylaws and Delaware Law

The provisions of (1) Delaware law, (2) our Restated Certificate of Incorporation and (3) our Amended and Restated Bylaws discussed below could discourage or make it more difficult to prevail in a proxy contest or effect other change in our management or the acquisition of control by a holder of a substantial amount of our voting stock. It is possible that these provisions could make it more difficult to accomplish, or could deter, transactions that stockholders may otherwise consider to be in their best interests or our best interests. These provisions are intended to enhance the likelihood of continuity and stability in the composition of our Board of Directors and in the policies formulated by the Board of Directors and to discourage certain types of transactions that may involve an actual or threatened change in control of our company. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. These provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions also may have the effect of preventing changes in our management.

Delaware Statutory Business Combinations Provision. We are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. For purposes of Section 203, a “business combination” is defined broadly to include a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and, subject to certain exceptions, an “interested stockholder” is a person who, together with his or her affiliates and associates, owns (or within three years prior, did own) 15% or more of the corporation’s voting stock.

Classified Board of Directors; Appointment of Directors to Fill Vacancies; Removal of Directors for Cause. Our Restated Certificate of Incorporation provides that our Board of Directors will be divided into three classes as nearly equal in number as possible. Each year the stockholders will elect the members of one of the three classes to a three-year term of office. All directors elected to our classified Board of Directors will serve until the election and qualification of their respective successors or their earlier resignation or removal. The Board of Directors is authorized to create new directorships and to fill any positions so created and is permitted to specify the class to which any new position is assigned. The person filling any of these positions would serve for the term applicable to that class. The Board of Directors (or its remaining members, even if less than a quorum) is also empowered to fill vacancies on the Board of Directors occurring for any reason for the remainder of the term of the class of directors in which the vacancy occurred. Members of the Board of Directors may only be removed for cause and only by the affirmative vote of holders of at least 80% of our outstanding voting stock. These provisions are likely to increase the time required for stockholders to change the composition of the Board of Directors. For example, in general, at least two annual meetings will be necessary for stockholders to effect a change in a majority of the members of the Board of Directors.

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Authorization of Blank Check Preferred Stock. Our Restated Certificate of Incorporation provides that our Board of Directors is authorized to issue, without stockholder approval, blank check preferred stock. Blank check preferred stock can operate as a defensive measure known as a “poison pill” by diluting the stock ownership of a potential hostile acquirer to prevent an acquisition that is not approved by our Board of Directors.

Advance Notice Provisions for Stockholder Proposals and Stockholder Nominations of Directors. Our Amended and Restated Bylaws provide that, for nominations to the Board of Directors or for other business to be properly brought by a stockholder before a meeting of stockholders, the stockholder must first have given timely notice of the proposal in writing to our Secretary. For an annual meeting, a stockholder’s notice generally must be delivered not less than 90 days nor more than 120 days prior to the anniversary of the mailing date of the proxy statement for the previous year’s annual meeting. For a special meeting, the notice must generally be delivered no less than 60 days nor more than 90 days prior to the special meeting or ten days following the day on which public announcement of the meeting is first made. Detailed requirements as to the form of the notice and information required in the notice are specified in our Amended and Restated Bylaws. If it is determined that business was not properly brought before a meeting in accordance with our bylaw provisions, this business will not be conducted at the meeting.

Special Meetings of Stockholders. Special meetings of the stockholders may be called only by our Board of Directors pursuant to a resolution adopted by a majority of the total number of directors.

No Stockholder Action by Written Consent. Our Restated Certificate of Incorporation does not permit our stockholders to act by written consent. As a result, any action to be effected by our stockholders must be effected at a duly called annual or special meeting of the stockholders.

Super-Majority Stockholder Vote required for Certain Actions. The Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless the corporation’s certificate of incorporation or bylaws, as the case may be, requires a greater percentage. Our Restated Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of our outstanding voting stock to amend or repeal any of the provisions discussed in this section of this prospectus entitled “Effect of Anti-Takeover Provisions of Our Restated Certificate of Incorporation, Our Amended and Restated Bylaws and Delaware Law” or to reduce the number of authorized shares of common stock or preferred stock. This 80% stockholder vote would be in addition to any separate class vote that might in the future be required pursuant to the terms of any preferred stock that might then be outstanding. A 80% vote is also required for any amendment to, or repeal of, our Amended and Restated Bylaws by the stockholders. Our Amended and Restated Bylaws may be amended or repealed by a simple majority vote of the Board of Directors.

Potential Effects of Authorized but Unissued Stock

We have shares of common stock and preferred stock available for future issuance without stockholder approval. We may utilize these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, to facilitate corporate acquisitions or payment as a dividend on the capital stock.

The existence of unissued and unreserved common stock and preferred stock may enable our Board of Directors to issue shares to persons friendly to current management or to issue preferred stock with terms that could render more difficult or discourage a third-party attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, thereby protecting the continuity of our management. In addition, the Board of Directors has the discretion to determine designations, rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock, all to the fullest extent permissible under the Delaware General Corporation Law and subject to any limitations set forth in our certificate of incorporation. The purpose of authorizing the Board of Directors to issue preferred stock and to determine the rights and preferences applicable to such preferred stock is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible financings, acquisitions and other corporate purposes, could have the effect of making it more difficult for a third-party to acquire, or could discourage a third-party from acquiring, a majority of our outstanding voting stock.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock and certain of our warrants is American Stock Transfer and Trust Company, LLC. The transfer agent and the registrar’s address is 59 Maiden Lane, New York, New York 10038.

Stock Market Listing

Our common stock is listed on The NASDAQ Capital Market under the symbol “SINT”.

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DESCRIPTION OF DEBT SECURITIES

This section describes the general terms and provisions of the debt securities that we may offer using this prospectus and the related indenture. This section is only a summary and does not purport to be complete. You must look to the relevant form of debt security and the related indenture for a full understanding of all terms of any series of debt securities. The form of debt security and the related indenture have been or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part. See “Where You Can Find More Information” for information on how to obtain copies.

We may issue debt securities from time to time, in one or more series, as either senior or subordinated debt or as senior or subordinated convertible debt. The senior debt securities will rank equally with any other unsecured and unsubordinated debt. The subordinated debt securities will be subordinate and junior in right of payment, to the extent and in the manner described in the instrument governing the debt, to all of our senior indebtedness. Convertible debt securities will be convertible into our common shares or preferred shares. Conversion may be mandatory or at the holder’s option and would be at prescribed conversion rates. While the terms we have summarized herein will apply generally to any debt securities that we may offer under this prospectus, we will describe the particular terms of any debt securities that we may offer in more detail in the applicable prospectus supplement. The terms of any debt securities offered under a prospectus supplement may differ from the terms described below. Unless otherwise mentioned or unless the context requires otherwise, whenever we refer to the indenture, we also are referring to any supplemental indentures thereto that specify the terms of a particular series of debt securities.

We will issue the debt securities under an indenture that we will enter into with the trustee named in the indenture. The indentures will be qualified under the Trust Indenture Act of 1939, as amended, or the Trust Indenture Act. We have filed the forms of indentures as exhibits to the registration statement of which this prospectus is a part, and supplemental indentures and forms of debt securities containing the terms of the debt securities being offered will be filed as exhibits to the registration statement of which this prospectus is a part or will be incorporated by reference from reports that we file with the SEC.

The following summary of material provisions of the debt securities and the indentures is subject to, and qualified in its entirety by reference to, all of the provisions of the indenture applicable to a particular series of debt securities. We urge you to read the applicable prospectus supplements and any related free writing prospectuses related to the debt securities that we may offer under this prospectus, as well as the complete indenture that contains the terms of the debt securities.

General

The indentures do not limit the amount of debt securities that we may issue. They provide that we may issue debt securities up to the principal amount that we may authorize and may be in any currency or currency unit that we may designate. Except for the limitations on consolidation, merger and sale of all or substantially all of our assets contained in the indentures, the terms of the indentures do not contain any covenants or other provisions designed to give holders of any debt securities protection against changes in our operations, financial condition or transactions involving us.

We may issue the debt securities issued under the indentures as “discount securities,” which means they may be sold at a discount below their stated principal amount. These debt securities, as well as other debt securities that are not issued at a discount, may be issued with “original issue discount,” or OID, for U.S. federal income tax purposes because of interest payment and other characteristics or terms of the debt securities. Material U.S. federal income tax considerations applicable to debt securities issued with OID will be described in more detail in the applicable prospectus supplement.

We will describe in the applicable prospectus supplement the terms of the series of debt securities being offered, including:

●	the title of the series of debt securities;

●	any limit upon the aggregate principal amount that may be issued;

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●	the maturity date or dates;

●	the form of the debt securities of the series;

●	the applicability of any guarantees;

●	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

●	whether the debt securities rank as senior debt, senior subordinated debt, or subordinated debt;

●	if the price (expressed as a percentage of the aggregate principal amount thereof) at which such debt securities will be issued is a price other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity thereof, or if applicable, the portion of the principal amount of such debt securities that is convertible into another security or the method by which any such portion shall be determined;

●	the interest rate or rates, which may be fixed or variable, or the method for determining the rate and the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

●	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

●	if applicable, the date or dates after which, or the period or periods during which, and the price or prices at which, we may, at our option, redeem the series of debt securities pursuant to any optional or provisional redemption provisions and the terms of those redemption provisions;

●	the date or dates, if any, on which, and the price or prices at which we are obligated, pursuant to any mandatory sinking fund, mandatory redemption or analogous provisions or otherwise, to repurchase, at the holder’s option, the series of debt securities;

●	the denominations in which we will issue the series of debt securities, if other than denominations of $1,000 and any integral multiple thereof;

●	any and all terms, if applicable, relating to any auction or remarketing of the debt securities of that series and any security for our obligations with respect to such debt securities and any other terms which may be advisable in connection with the marketing of debt securities of that series;

●	whether the debt securities of the series shall be issued in whole or in part in the form of a global security or securities; the terms and conditions, if any, upon which such global security or securities may be exchanged in whole or in part for other individual securities; and the depositary for such global security or securities;

●	if applicable, the provisions relating to conversion or exchange of any debt securities of the series and the terms and conditions upon which such debt securities will be so convertible or exchangeable, including the conversion or exchange price, as applicable, or how it will be calculated and may be adjusted, any mandatory or optional (at our option or the holders’ option) conversion or exchange features, the applicable conversion or exchange period and the manner of settlement for any conversion or exchange;

●	if other than the full principal amount thereof, the portion of the principal amount of debt securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

●	additions to or changes in the covenants applicable to the particular debt securities being issued, including, among others, the consolidation, merger or sale covenant;

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●	additions to or changes in the events of default with respect to the securities and any change in the right of the trustee or the holders to declare the principal, premium, if any, and interest, if any, with respect to such securities to be due and payable;

●	additions to or changes in or deletions of the provisions relating to covenant defeasance and legal defeasance;

●	additions to or changes in the provisions relating to satisfaction and discharge of the applicable indenture;

●	additions to or changes in the provisions relating to the modification of the applicable indenture both with and without the consent of holders of debt securities issued under the applicable indenture;

●	the currency or currencies, including composite currencies, in which payment of debt securities if other than U.S. dollars and the manner of determining the equivalent amount in U.S. dollars;

●	whether interest will be payable in cash or additional debt securities at our or the holders’ option and the terms and conditions upon which the election may be made;

●	the terms and conditions, if any, upon which we will pay amounts in addition to the stated interest, premium, if any, and principal amounts of the debt securities of the series to any holder that is not a “United States person” for federal tax purposes;

●	any restrictions on transfer, sale or assignment of the debt securities of the series;

●	any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities, any other additions or changes in the provisions of the applicable indenture, and any terms that may be required by us or advisable under applicable laws or regulations;

●	the subordination terms of the debt securities of the series, if any.

Conversion or Exchange Rights

We will set forth in the applicable prospectus supplement the terms on which a series of debt securities may be convertible into or exchangeable for our common stock or our other securities. We will include provisions as to settlement upon conversion or exchange and whether conversion or exchange is mandatory, at the option of the holder or at our option. We may include provisions pursuant to which the number of shares of our common stock or our other securities that the holders of the series of debt securities receive would be subject to adjustment.

Consolidation, Merger or Sale

Unless we provide otherwise in the prospectus supplement applicable to a particular series of debt securities, the indenture will not contain any covenant that restricts our ability to merge or consolidate, or sell, convey, transfer or otherwise dispose of our assets as an entirety or substantially as an entirety. However, any successor to or acquirer of such assets (other than a subsidiary of ours) must assume all of our obligations under the indenture or the debt securities, as appropriate.

Events of Default under the Indentures

Unless we provide otherwise in the prospectus supplement applicable to a particular series of debt securities, the following are events of default under the indentures with respect to any series of debt securities that we may issue:

●	if we fail to pay any installment of interest on any series of debt securities, as and when the same shall become due and payable, and such default continues for a period of 90 days; provided, however, that a valid extension of an interest payment period by us in accordance with the terms of any indenture supplemental thereto shall not constitute a default in the payment of interest for this purpose;

●	if we fail to pay the principal of, or premium, if any, on any series of debt securities as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to such series; provided, however, that a valid extension of the maturity of such debt securities in accordance with the terms of any indenture supplemental thereto shall not constitute a default in the payment of principal or premium, if any;

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●	if we fail to observe or perform any other covenant or agreement contained in the debt securities or the indenture, other than a covenant specifically relating to another series of debt securities, and our failure continues for 90 days after we receive written notice of such failure, requiring the same to be remedied and stating that such is a notice of default thereunder, from the trustee or holders of at least 25% in aggregate principal amount of the outstanding debt securities of the applicable series; and

●	if specified events of bankruptcy, insolvency or reorganization occur.

If an event of default with respect to debt securities of any series occurs and is continuing, other than an event of default specified in the last bullet point above, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series, by notice to us in writing, and to the trustee if notice is given by such holders, may declare the unpaid principal of, premium, if any, and accrued interest, if any, of such series of debt securities due and payable immediately. If an event of default specified in the last bullet point above occurs with respect to us, the principal amount of and accrued interest, if any, of each issue of debt securities then outstanding shall be due and payable without any notice or other action on the part of the trustee or any holder.

The holders of a majority in principal amount of the outstanding debt securities of an affected series may waive any default or event of default with respect to the series and its consequences, except defaults or events of default regarding payment of principal, premium, if any, or interest, unless we have cured the default or event of default in accordance with the indentures. Any waiver shall cure the default or event of default.

Subject to the terms of the indentures, if an event of default under an indenture shall occur and be continuing, the trustee will be under no obligation to exercise any of its rights or powers under such indenture at the request or direction of any of the holders of the applicable series of debt securities, unless such holders have offered the trustee reasonable indemnity. The holders of a majority in principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred on the trustee, with respect to the debt securities of that series, provided that:

●	the direction so given by the holder is not in conflict with any law or the applicable indenture; and

●	subject to its duties under the Trust Indenture Act, the trustee need not take any action that might involve it in personal liability or might be unduly prejudicial to the holders not involved in the proceeding.

A holder of the debt securities of any series will have the right to institute a proceeding under the indenture or to appoint a receiver or trustee, or to seek other remedies only if:

●	the holder has given written notice to the trustee of a continuing event of default with respect to that series;

●	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series have made written request;

●	such holders have offered to the trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred by the trustee in compliance with the request; and

●	the trustee does not institute the proceeding, and does not receive from the holders of a majority in aggregate principal amount of the outstanding debt securities of that series other conflicting directions within 90 days after the notice, request and offer.

These limitations do not apply to a suit instituted by a holder of debt securities if we default in the payment of the principal, premium, if any, or interest on, the debt securities.

We will periodically file statements with the trustee regarding our compliance with specified covenants in the indenture.

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Modification of Indenture; Waiver

Unless we provide otherwise in the prospectus supplement applicable to a particular series of debt securities, we and the trustee may change an indenture without the consent of any holders with respect to specific matters:

●	to cure any ambiguity, defect or inconsistency in the indenture or in the debt securities of any series;

●	to comply with the provisions described above under “Description of Debt Securities—Consolidation, Merger or Sale;

●	to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

●	to add to our covenants, restrictions, conditions or provisions such new covenants, restrictions, conditions or provisions for the benefit of the holders of all or any series of debt securities, to make the occurrence, or the occurrence and the continuance, of a default in any such additional covenants, restrictions, conditions or provisions an event of default or to surrender any right or power conferred upon us in the indenture;

●	to add to, delete from or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication and delivery of debt securities, as set forth in the indenture;

●	to make any change that does not adversely affect the interests of any holder of debt securities of any series in any material respect;

●	to provide for the issuance of and establish the form and terms and conditions of the debt securities of any series as provided above under “Description of Debt Securities—General” to establish the form of any certifications required to be furnished pursuant to the terms of the indenture or any series of debt securities, or to add to the rights of the holders of any series of debt securities;

●	to evidence and provide for the acceptance of appointment under any indenture by a successor trustee; or

●	to comply with any requirements of the SEC in connection with the qualification of any indenture under the Trust Indenture Act.

In addition, under the indentures, the rights of holders of a series of debt securities may be changed by us and the trustee with the written consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of each series that is affected. However, unless we provide otherwise in the prospectus supplement applicable to a particular series of debt securities, we and the trustee may make the following changes only with the consent of each holder of any outstanding debt securities affected:

●	extending the fixed maturity of any debt securities of any series;

●	reducing the principal amount, reducing the rate of or extending the time of payment of interest, or reducing any premium payable upon the redemption of any series of any debt securities; or

●	reducing the percentage of debt securities, the holders of which are required to consent to any amendment, supplement, modification or waiver.

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Discharge

The indentures provide that we can elect to be discharged from our obligations with respect to one or more series of debt securities, except for specified obligations, including obligations to:

●	provide for payment;

●	register the transfer or exchange of debt securities of the series;

●	replace stolen, lost or mutilated debt securities of the series;

●	pay principal of and premium and interest on any debt securities of the series;

●	maintain paying agencies;

●	hold monies for payment in trust;

●	recover excess money held by the trustee;

●	compensate and indemnify the trustee; and

●	appoint any successor trustee.

In order to exercise our rights to be discharged, we must deposit with the trustee money or government obligations sufficient to pay all the principal of, any premium, if any, and interest on, the debt securities of the series on the dates payments are due.

Form, Exchange and Transfer

We will issue the debt securities of each series only in fully registered form without coupons and, unless we provide otherwise in the applicable prospectus supplement, in denominations of $1,000 and any integral multiple thereof. The indentures provide that we may issue debt securities of a series in temporary or permanent global form and as book-entry securities that will be deposited with, or on behalf of, The Depository Trust Company, or DTC, or another depositary named by us and identified in the applicable prospectus supplement with respect to that series. To the extent the debt securities of a series are issued in global form and as book-entry, a description of terms relating to any book-entry securities will be set forth in the applicable prospectus supplement.

At the option of the holder, subject to the terms of the applicable indenture and the limitations applicable to global securities described in the applicable prospectus supplement, the holder of the debt securities of any series can exchange the debt securities for other debt securities of the same series, in any authorized denomination and of like tenor and aggregate principal amount.

Subject to the terms of the applicable indenture and the limitations applicable to global securities set forth in the applicable prospectus supplement, holders of the debt securities may present the debt securities for exchange or for registration of transfer, duly endorsed or with the form of transfer endorsed thereon duly executed if so required by us or the security registrar, at the office of the security registrar or at the office of any transfer agent designated by us for this purpose. Unless otherwise provided in the debt securities that the holder presents for transfer or exchange, we will impose no service charge for any registration of transfer or exchange, but we may require payment of any taxes or other governmental charges.

We will name in the applicable prospectus supplement the security registrar, and any transfer agent in addition to the security registrar, that we initially designate for any debt securities. We may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place of payment for the debt securities of each series.

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If we elect to redeem the debt securities of any series, we will not be required to:

●	issue, register the transfer of, or exchange any debt securities of that series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any debt securities that may be selected for redemption and ending at the close of business on the day of the mailing; or

●	register the transfer of or exchange of any debt securities so selected for redemption, in whole or in part, except the unredeemed portion of any debt securities we are redeeming in part.

Information Concerning the Trustee

The trustee, other than during the occurrence and continuance of an event of default under an indenture, undertakes to perform only those duties as are specifically set forth in the applicable indenture. Upon an event of default under an indenture, the trustee must use the same degree of care as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the trustee is under no obligation to exercise any of the powers given it by the indenture at the request of any holder of debt securities unless it is offered reasonable security and indemnity against the costs, expenses and liabilities that it might incur.

Payment and Paying Agents

Unless we otherwise indicate in the applicable prospectus supplement, we will make payment of the interest on any debt securities on any interest payment date to the person in whose name the debt securities, or one or more predecessor securities, are registered at the close of business on the regular record date for the interest.

We will pay principal of and any premium and interest on the debt securities of a particular series at the office of the paying agents designated by us, except that unless we otherwise indicate in the applicable prospectus supplement, we will make interest payments by check that we will mail to the holder or by wire transfer to certain holders. Unless we otherwise indicate in the applicable prospectus supplement, we will designate the corporate trust office of the trustee as our sole paying agent for payments with respect to debt securities of each series. We will name in the applicable prospectus supplement any other paying agents that we initially designate for the debt securities of a particular series. We will maintain a paying agent in each place of payment for the debt securities of a particular series.

All money we pay to a paying agent or the trustee for the payment of the principal of or any premium or interest on any debt securities that remains unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to us, and the holder of the debt security thereafter may look only to us for payment thereof.

Governing Law

The indentures and the debt securities, and any claim, controversy or dispute arising under or related to the indenture or the debt securities, will be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

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DESCRIPTION OF WARRANTS

The following description, together with the additional information we may include in any applicable prospectus supplements and free writing prospectuses, summarizes the material terms and provisions of the warrants that we may offer under this prospectus, which may consist of warrants to purchase shares of common stock, shares of preferred stock or debt securities and may be issued in one or more series. Warrants may be offered independently or together with shares of common stock, shares of preferred stock or debt securities offered by any prospectus supplement, and may be attached to or separate from those securities. While the terms we have summarized below will apply generally to any warrants that we may offer under this prospectus, we will describe the particular terms of any warrants that we may offer in more detail in the applicable prospectus supplement and any applicable free writing prospectus. The terms of any warrants offered under a prospectus supplement may differ from the terms described below. However, no prospectus supplement will fundamentally change the terms that are set forth in this prospectus or offer a security that is not registered and described in this prospectus at the time of its effectiveness.

We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from a current report on Form 8-K that we file with the SEC, the form of warrant document or agreement that describes the terms of the particular warrants we are offering before the issuance of the related warrants. The following summaries of material provisions of the warrants are subject to, and qualified in their entirety by reference to, all the provisions of the warrant document or agreement applicable to particular warrants. We urge you to read the applicable prospectus supplement and any applicable free writing prospectus related to the particular warrants that we sell under this prospectus, as well as the complete warrant document or agreement that contain the terms of the warrants.

General

We will describe in the applicable prospectus supplement the terms relating to the warrants, including, if applicable:

●	the offering price and aggregate number of warrants offered;

●	the currency for which the warrants may be purchased;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●	if applicable, the date on and after which the warrants and the related securities will be separately transferable;

●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at, and currency in which, this principal amount of debt securities may be purchased upon such exercise;

●	in the case of warrants to purchase shares of common stock or shares of preferred stock, the number of shares of common stock or shares of preferred stock, as the case may be, purchasable upon the exercise of one warrant and the price at which these shares may be purchased upon such exercise;

●	the effect of any merger, consolidation, sale or other disposition of our business on the warrant agreements and the warrants;

●	the terms of any rights to redeem or call the warrants;

●	any provisions for changes to or adjustments in the exercise price or number of securities issuable upon exercise of the warrants;

●	the dates on which the right to exercise the warrants will commence and expire;

●	the manner in which the warrant agreements and warrants may be modified;

●	material United States federal income tax consequences of holding or exercising the warrants;

●	the terms of the securities issuable upon exercise of the warrants; and

●	any other specific terms, preferences, rights or limitations of or restrictions on the warrants.

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Before exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including:

●	in the case of warrants to purchase debt securities, the right to receive payments of principal of, or premium, if any, or interest on, the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture; or

●	in the case of warrants to purchase shares of common stock or shares of preferred stock, the right to receive dividends, if any, or, payments upon our liquidation, dissolution or winding up or to exercise voting rights, if any.

Exercise of Warrants

Each warrant will entitle the holder to purchase the securities that we specify in the applicable prospectus supplement at the exercise price that we describe in the applicable prospectus supplement. Unless we otherwise specify in the applicable prospectus supplement, holders of the warrants may exercise the warrants at any time up to the specified time on the expiration date that we set forth in the applicable prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Holders of the warrants may exercise the warrants by delivering the warrant certificate representing the warrants to be exercised together with specified information, and paying the required amount to the warrant agent in immediately available funds, as provided in the applicable prospectus supplement. We will set forth in the warrant agreement or documents and in the applicable prospectus supplement the information that the holder of the warrant will be required to deliver to the warrant agent.

Upon receipt of the required payment and the warrant documents properly completed and duly executed at the office of the warrant agent or any other office indicated in the applicable prospectus supplement, we will issue and deliver the securities purchasable upon such exercise. If fewer than all of the warrants represented by the warrant certificate are exercised, then we will issue a new warrant certificate for the remaining amount of warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

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DESCRIPTION OF RIGHTS

We may issue rights to purchase our common stock, preferred stock, or warrants in one or more series. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any rights offering to our shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriters will purchase any of the offered securities remaining unsubscribed after the expiration of the rights offering. In connection with a rights offering to our shareholders, we will distribute certificates evidencing the rights and an applicable prospectus supplement to our shareholders on the record date that we set for receiving rights in the rights offering. An applicable prospectus supplement will describe the following terms of rights in respect of which this prospectus is being delivered:

●	the title of the rights;

●	the securities for which the rights are exercisable;

●	the exercise price for the rights;

●	the date of determining the security holders entitled to the rights distribution;

●	the number of the rights issued to each security holder;

●	the extent to which the rights are transferable;

●	if applicable, a discussion of the material United States federal income tax considerations applicable to the issuance or exercise of the rights;

●	the date on which the right to exercise the rights shall commence, and the date on which the rights shall expire (subject to any extension);

●	the conditions to completion of the rights offering;

●	any provisions for changes to or adjustments in the exercise price or number of securities issuable upon exercise of the rights;

●	the extent to which the rights include an over-subscription privilege with respect to unsubscribed securities;

●	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the rights offering; and

●	any other terms of the rights, including terms, procedures and limitations relating to the exchange and exercise of the rights.

Each right will entitle the holder to purchase for cash the amount of securities, at the exercise price. Rights may be exercised at any time up to the close of business on the expiration date of the rights. After the close of business on the expiration date, all unexercised rights will become void. The manner in which rights may be exercised will be described in an applicable prospectus supplement. We may, but we will not be required to, permit the exercise of rights through the delivery of a notice of guaranteed delivery from a bank, a trust company, or a New York Stock Exchange member guaranteeing delivery of (1) payment of the exercise price for the securities for which the rights are being exercised, and (2) a properly completed and executed rights certificate. The notice of guaranteed delivery must be received by the rights agent before the expiration of the rights, and the rights agent will not honor a notice of guaranteed delivery unless a properly completed and executed rights certificate and full payment for the securities being purchased are received by the rights agent by the close of business on the third business day after the expiration time of the rights. Upon receipt of payment and the proper completion and due execution of the rights certificate at the designated office of the rights agent or any other office indicated in an applicable prospectus supplement, we or the transfer agent will forward, as soon as practicable, the securities purchased through the exercise of the rights. We may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of the methods, including pursuant to standby underwriting arrangements, as set forth in an applicable prospectus supplement.

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DESCRIPTION OF UNITS

The following description, together with the additional information we may include in any applicable prospectus supplements, summarizes the material terms and provisions of the units that we may offer under this prospectus. While the terms we have summarized below will apply generally to any units that we may offer under this prospectus, we will describe the particular terms of any series of units in more detail in the applicable prospectus supplement. The terms of any units offered under a prospectus supplement may differ from the terms described below. However, no prospectus supplement will fundamentally change the terms that are set forth in this prospectus or offer a security that is not registered and described in this prospectus at the time of its effectiveness.

We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference from a current report on Form 8-K that we file with the SEC, the form of unit agreement that describes the terms of the units we are offering, and any supplemental agreements, before the issuance of the related units. The following summaries of material terms and provisions of the units are subject to, and qualified in their entirety by reference to, all the provisions of the unit agreement and any supplemental agreements applicable to particular units. We urge you to read the applicable prospectus supplements related to the particular units that we sell under this prospectus, as well as the complete unit agreement and any supplemental agreements that contain the terms of the units.

General

We may issue units comprised of one or more debt securities, shares of common stock, shares of preferred stock, warrants and rights, in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

We will describe in the applicable prospectus supplement the terms of the units, including:

●	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

●	any provisions of the governing unit agreement that differ from those described below; and

●	any provisions for the issuance, payment, settlement, transfer or exchange of the units or of the securities comprising the units.

The provisions described in this section, as well as those described under “Description of Capital Stock,” “Description of Debt Securities,” “Description of Warrants” and “Description of Rights” will apply to each unit and to any shares of common, shares of preferred stock, debt security or warrant included in each unit, respectively.

Issuance in Series

We may issue units in such amounts and in numerous distinct series as we determine.

Enforceability of Rights by Holders of Units

Each unit agent will act solely as our agent under the applicable unit agreement and will not assume any obligation or relationship of agency or trust with any holder of any unit. A single bank or trust company may act as unit agent for more than one series of units. A unit agent will have no duty or responsibility in case of any default by us under the applicable unit agreement or unit, including any duty or responsibility to initiate any proceedings at law or otherwise, or to make any demand upon us. Any holder of a unit may, without the consent of the related unit agent or the holder of any other unit, enforce by appropriate legal action its rights as holder under any security included in the unit.

We, the unit agents, and any of their agents may treat the registered holder of any unit certificate as an absolute owner of the units evidenced by that certificate for any purpose and as the person entitled to exercise the rights attaching to the units so requested, despite any notice to the contrary.

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PLAN OF DISTRIBUTION

We may sell the securities from time to time pursuant to underwritten public offerings, direct sales to the public, negotiated transactions, block trades or a combination of these methods. We may sell the securities to or through underwriters or dealers, through agents, directly to one or more purchasers, or through any combination of these methods. The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices.

We may issue securities to other companies or their security holders to acquire those companies or equity interests in those companies, or to acquire assets of those companies, through mergers or consolidations with us or any of our subsidiaries, or through the exchange of our securities for securities of the other companies, or through the exchange of assets of other companies for our securities, or through similar transactions. We may also issue securities to third parties to acquire patents or other intellectual property or licenses or similar rights to use patents or other intellectual property.

A prospectus supplement or supplements (and any related free writing prospectus that we may authorize to be provided to you) will describe the terms of the offering of the securities, including, to the extent applicable:

●	the name or names of any underwriters or dealers, if any;

●	the purchase price of the securities and the proceeds we will receive from the sale;

●	any over-allotment options under which underwriters may purchase additional securities from us;

●	any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation;

●	any public offering price;

●	any discounts or concessions allowed or reallowed or paid to dealers; and

●	any securities exchange or market on which the securities may be listed.

Only underwriters named in the prospectus supplement are underwriters of the securities offered by the prospectus supplement.

By Underwriters

If underwriters are used in the sale, they will acquire the securities for their own account and may resell the securities from time to time in one or more transactions at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters to purchase the securities will be subject to the conditions set forth in the applicable underwriting agreement. We may offer the securities to the public through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. Subject to certain conditions, the underwriters will be obligated to purchase all of the securities offered by the prospectus supplement. Any public offering price and any discounts or concessions allowed or reallowed may change from time to time. We may use underwriters with whom we have a material relationship. We will describe in the prospectus supplement, naming the underwriter, the nature of any such relationship.

By Dealers

If a dealer is utilized in the sale of any securities offered by this prospectus, we will sell those securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the applicable prospectus supplement.

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By Agents

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

By Direct Sales

We may also directly sell securities offered by this prospectus. In this case, no underwriters or agents would be involved. We will describe the terms of those sales in the applicable prospectus supplement.

Electronic Auctions

We also may make sales through the Internet or through other electronic means. Since we may from time to time elect to offer securities directly to the public, with or without the involvement of agents, underwriters or dealers, utilizing the Internet or other forms of electronic bidding or ordering systems for the pricing and allocation of the securities, you will want to pay particular attention to the description of that system we will provide in an applicable prospectus supplement.

The electronic system may allow bidders to directly participate, through electronic access to an auction site, by submitting conditional offers to buy that are subject to acceptance by us, and which may directly affect the price or other terms and conditions at which the securities are sold. These bidding or ordering systems may present to each bidder, on a so-called “real-time” basis, relevant information to assist in making a bid, such as the clearing spread at which the offering would be sold, based on the bids submitted, and whether a bidder’s individual bids would be accepted, prorated or rejected. Of course, many pricing methods can and may also be used.

Upon completion of the electronic auction process, securities will be allocated based on prices bid, terms of bid or other factors. The final offering price at which securities would be sold and the allocation of securities among bidders would be based in whole or in part on the results of the Internet or other electronic bidding process or auction.

General Information

Underwriters, dealers and agents that participate in the distribution of the securities offered by this prospectus may be deemed underwriters under the Securities Act, and any discounts or commissions they receive from us and any profit on their resale of the securities may be treated as underwriting discounts and commissions under the Securities Act.

We may authorize agents, dealers or underwriters to solicit offers by certain types of institutional investors to purchase securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. We will describe the conditions to these contracts and the commissions we must pay for solicitation of these contracts in the prospectus supplement.

We may provide agents and underwriters with indemnification against civil liabilities related to this offering, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Agents and underwriters may engage in transactions with, or perform services for, us in the ordinary course of business.

Some or all of the securities we offer, other than shares of common stock, will be new issues of securities with no established trading market. Any underwriters may make a market in these securities, but will not be obligated to do so and may discontinue any market making at any time without notice. We cannot guarantee the liquidity of the trading markets for any securities.

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We may engage in at-the-market offerings into an existing trading market in accordance with Rule 415(a)(4) under the Securities Act. We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of shares, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of shares. The third parties in such sale transactions will be identified in the applicable prospectus supplement.

One or more firms, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement upon their purchase. Remarketing firms will act as principals for their own accounts or as agents for us. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

Any underwriter may engage in overallotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. This short sales position may involve either “covered” short sales or “naked” short sales. Covered short sales are short sales made in an amount not greater than the underwriters’ over-allotment option to purchase additional securities in this offering described above. The underwriters may close out any covered short position either by exercising their over-allotment option or by purchasing securities in the open market. To determine how they will close the covered short position, the underwriters will consider, among other things, the price of securities available for purchase in the open market, as compared to the price at which they may purchase securities through the over-allotment option. Naked short sales are short sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing securities in the open market. A naked short position is more likely to be created if the underwriters are concerned that, in the open market after pricing, there may be downward pressure on the price of the securities that could adversely affect investors who purchase securities in this offering. Stabilizing transactions permit bids to purchase the underlying security for the purpose of fixing the price of the security so long as the stabilizing bids do not exceed a specified maximum. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions.

Any underwriters who are qualified market makers on The NASDAQ Capital Market may engage in passive market making transactions in our common stock, preferred stock, warrants, units and debt securities, as applicable, on The NASDAQ Capital Market in accordance with Rule 103 of Regulation M, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded.

Similar to other purchase transactions, an underwriter’s purchase to cover the syndicate short sales or to stabilize the market price of our securities may have the effect of raising or maintaining the market price of our securities or preventing or mitigating a decline in the market price of our securities. As a result, the price of our securities may be higher than the price that might otherwise exist in the open market. The imposition of a penalty bid might also have an effect on the price of the securities if it discourages resales of the securities.

Neither we nor the underwriters make any representation or prediction as to the effect that the transactions described above may have on the price of the securities. If such transactions are commenced, they may be discontinued without notice at any time.

The underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business for which they receive compensation.

Our common stock is listed on The NASDAQ Capital Market under the symbol “SINT”.

34

LEGAL MATTERS

Life Science Law, PC, Salt Lake City, Utah will pass for us upon the validity of the securities being offered by this prospectus. Additional legal matters may be passed upon for us or any underwriters, dealers or agents, by counsel that we will name in the applicable prospectus supplement.

EXPERTS

The consolidated financial statements of SINTX Technologies, Inc., appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, incorporated by reference herein, have been audited by Tanner LLC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. We have filed with the SEC a registration statement on Form S-3 under the Securities Act with respect to the securities we are offering under this prospectus. This prospectus does not contain all of the information set forth in the registration statement and the exhibits to the registration statement. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement and the exhibits and schedules filed as a part of the registration statement. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, where our SEC filings are also available. The address of the SEC’s web site is “http://www.sec.gov.” We maintain a website at www.sintx.com. Information contained in or accessible through our website does not constitute a part of this prospectus.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with it into this prospectus, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the Commission will automatically update and supersede information contained in this prospectus and any accompanying prospectus supplement. We incorporate by reference the documents listed below that we have previously filed with the Commission:

(a)	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022;

(b)	The Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023;

(c)	The Company’s Current Reports on Form 8-K filed with the SEC on January 13, 2023 and February 9, 2023; and

(d)	The description of the Company’s Common Stock, which is contained in the Registration Statement on Form 8-A, as filed with the SEC on February 7, 2014, as updated by the description of our Common Stock contained in Exhibit 4.18 to our Annual Report on Form 10-K for the year ended December 31, 2022, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference any future filings (other than Current Reports furnished under Items 2.02 or 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (i) after the date of the initial filing of the registration statement of which this prospectus is a part and prior to effectiveness of the registration statement, and (ii) after the effectiveness of the registration statement but prior to the termination of the offering of the securities covered by this prospectus, excluding, in each case, information deemed furnished and not filed.

Any statement contained in this prospectus, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded to the extent that a statement contained herein, or in any subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, without charge upon written or oral request, a copy of any or all of the information that has been incorporated by reference into this prospectus but not delivered with the prospectus, including exhibits that are specifically incorporated by reference into such documents. Requests should be directed to: SINTX Technologies, Inc., Attention: Investor Relations, 1885 West 2100 South, Salt Lake City, Utah 84119 and our telephone number is (801) 839-3500. You may also access the documents incorporated by reference in this prospectus through our website at www.sintx.com. Except for the specific incorporated documents listed above, no information available on or through our website shall be deemed to be incorporated in this prospectus or the registration statement of which it forms a part.

35

$75,000,000

SINTX Technologies, Inc.

Common Stock,

Preferred Stock,

Debt Securities,

Warrants,

Rights and Units

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 12, 2023

PROSPECTUS

Up to $1,700,000

Common Stock

SINTX Technologies, Inc. has entered into an Equity Distribution Agreement with Maxim Group LLC, or Maxim, relating to the sale of our common stock, par value $0.01 per share, offered by this prospectus. In accordance with the terms of the Equity Distribution Agreement, we may offer and sell shares of our common stock having an aggregate offering price of up to $1,700,000 from time to time through Maxim acting as agent.

Sales of our common stock, if any, under this prospectus will be made in sales deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, including sales made directly on or through the NASDAQ Capital Market, the existing trading market for our common stock, sales made to or through a market maker other than on an exchange or otherwise, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law, including in privately negotiated transactions. Maxim will use its commercially reasonable efforts to sell on our behalf all the shares of common stock requested to be sold by us, consistent with its normal trading and sales practices, on mutually agreed terms between Maxim and us. There is no arrangement for funds to be received in any escrow, trust or similar arrangement. We provide more information about how the shares of common stock will be sold in the section entitled “Plan of Distribution.”

Maxim will be entitled to compensation at a fixed commission rate of 2.00% of the gross proceeds of each sale of shares of our common stock. In connection with the sale of shares of our common stock on our behalf, Maxim will be deemed to be an “underwriter” within the meaning of the Securities Act and the compensation of Maxim will be deemed to be underwriting commissions or discounts. We have also agreed to provide indemnification and contribution to Maxim with respect to certain liabilities, including liabilities under the Securities Act.

Our common stock is traded on The NASDAQ Capital Market under the symbol “SINT.” On October 11, 2023, the last reported sale price of our common stock was $0.802 per share.

As of October 12, 2023, the aggregate market value of our outstanding common stock held by non-affiliates, or the public float, was approximately $5,259,217, which was calculated based on 4,207,374 shares of outstanding common stock held by non-affiliates and on a price per share of $1.25, the closing price of our common stock on The NASDAQ Capital Market on August 14, 2023. During the 12 calendar months prior to and including the date of this prospectus, we have sold $10,402 shares of common stock pursuant to General Instruction I.B.6 of Form S-3. Pursuant to General Instruction I.B.6 of Form S-3, in no event will we sell securities registered on this registration statement in a public primary offering with a value exceeding more than one-third of our public float (the market value of our common stock held by our non-affiliates) in any 12-month period so long as our public float remains below $75.0 million. As of October 12, 2023, one-third of our public float is equal to approximately $1,753,072.

Investing in our common stock involves a high degree of risk. See “Risk Factors” beginning on page S-4 of this prospectus and under similar headings in the documents incorporated by reference into this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Maxim Group LLC

The date of this prospectus is                 , 2023

ABOUT THIS PROSPECTUS

This prospectus is part of a shelf registration statement on Form S-3 that we filed with the Securities and Exchange Commission, or the SEC. Under the shelf registration process, we may offer shares of our common stock having an aggregate offering price of up to $1,700,000 from time to time under this prospectus at prices and on terms to be determined by market conditions at the time of the offering.

If the information contained in this prospectus differs or varies from the information contained in any document incorporated by reference herein that was filed with the SEC before the date of this prospectus, you should rely on the information set forth in this prospectus. If any statement in one of these documents is inconsistent with a statement in another document having a later date (for example, a subsequently filed document deemed incorporated by reference in this prospectus), the statement in the document having the later date modifies or supersedes the earlier statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the sales agent has not, authorized anyone to provide you with information that is in addition to or different from that contained or incorporated by reference in this prospectus or contained in any permitted free writing prospectuses we have authorized for use in connection with this offering. We and the sales agent take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may provide.

The information contained in this prospectus and the documents incorporated by reference herein is accurate only as of their respective dates, regardless of the time of delivery of any such document or the time of any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since those dates. It is important for you to read and consider all information contained or incorporated by reference in this prospectus in making your investment decision. You should read this prospectus, as well as the documents incorporated by reference herein, the additional information described under the section titled “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference” in this prospectus and any free writing prospectus that we have authorized for use in connection with this offering, before investing in our common stock.

We further note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to any document that is incorporated by reference in this prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to you. Moreover, such representations, warranties or covenants were accurate only as of the date when made. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.

We use various trademarks and trade names in our business, including without limitation our corporate name and logo. All other trademarks or trade names referred to in this prospectus are the property of their respective owners. Solely for convenience, the trademarks and trade names in this prospectus may be referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. This prospectus and the documents incorporated by reference herein also contain estimates, projections and other information concerning our industry, our business, and the markets for certain diseases, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources.

We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where such offers and sales are permitted. The distribution of this prospectus and the offering of our common stock in certain jurisdictions may be restricted by law. Persons outside the United States who come into possession of this prospectus must inform themselves about, and observe any restrictions relating to, the offering of our common

S-i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Discussions containing these forward-looking statements may be found, among other places, in the Sections of this prospectus entitled “Prospectus Summary” and “Risk Factors.”

All statements, other than statements of historical fact, included or incorporated herein regarding our strategy, future operations, financial position, future revenues, projected costs, plans, prospects and objectives are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These statements involve risks, uncertainties and other factors that may cause our actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause or contribute to such differences include, but are not limited to, those discussed in the Section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements.

In addition, past financial and/or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements to reflect events or developments occurring after the date of this prospectus, even if new information becomes available in the future.

S-ii

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus and in the documents we incorporate by reference. This summary does not contain all of the information you should consider before investing in our Common Stock. You should read this entire prospectus carefully, especially the risks of investing in our Common Stock discussed under “Risk Factors” beginning on page S-4 of this prospectus and in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the SEC, each of which are incorporated by reference in this prospectus, along with our consolidated financial statements and notes to those consolidated financial statements and the other information incorporated by reference in this prospectus, before making an investment decision.

Company Overview

SINTX Technologies is a 27-year-old advanced ceramics company formed in December 1996, focused on providing solutions in a variety of biomedical, technical, and antipathogenic applications. We have grown from focusing primarily on the research, development and commercialization of medical devices manufactured with silicon nitride to becoming an advanced ceramics company engaged in diverse fields, including biomedical, technical and antipathogenic applications. This diversification enables us to focus on our core competencies which are the manufacturing, research, and development of products comprised from advanced ceramic materials for external partners. We seek to connect with new customers, partners and manufacturers to help them realize the goal of leveraging our expertise in advanced ceramics to create new, innovative products across these sectors.

Biomedical Applications: Since its inception, SINTX has been focused on medical grade silicon nitride. SINTX biomedical products have been shown to be biocompatible, bioactive, antipathogenic, and to have superb bone affinity. Spinal implants made from SINTX silicon nitride have been successfully implanted in humans since 2008 in the US, Europe, Brazil, and Taiwan. This established use, along with its inherent resistance to bacterial adhesion and bone affinity suggests that it may also be suitable in other fusion device applications such as arthroplasty implants, foot wedges, and dental implants. Bacterial infection of any biomaterial implants is always a concern. SINTX silicon nitride has been shown to be resistant to bacterial colonization and biofilm formation, making it antibacterial. SINTX silicon nitride products can be polished to a smooth and wear-resistant surface for articulating applications, such as bearings for hip and knee replacements.

We believe that silicon nitride has a superb combination of properties that make it suited for long-term human implantation. Other biomaterials are based on bone grafts, metal alloys, and polymers- all of which have well-known practical limitations and disadvantages. In contrast, silicon nitride has a legacy of success in the most demanding and extreme industrial environments. As a human implant material, silicon nitride offers bone ingrowth, resistance to bacterial and viral infection, ease of diagnostic imaging, resistance to corrosion, and superior strength and fracture resistance, all of which claims are validated in our large and growing inventory of peer-reviewed, published literature reports. We believe that our versatile silicon nitride manufacturing expertise positions us favorably to introduce new and innovative devices in the medical and non-medical fields.

In June 2022, we acquired Technology Assessment and Transfer, Inc. (TA&T), a nearly 40-year-old business with a mission to transition advanced materials and process technologies from a laboratory environment to commercial products and services. TA&T has supplied ceramics for use in several biomedical applications. These products were made via 3D printing and include components for surgical instruments as well as conceptual and prototype dental implants.

Technical Applications: It is our belief that our silicon nitride has the best combination of mechanical, thermal, and electrical properties of any technical ceramic material. It is a high-performance technical ceramic with high strength, toughness, and hardness, and is extremely resistant to thermal shock and impact. It is also an electrically insulating ceramic material. Typically, it is used in applications where high load-bearing capacity, thermal stability, and wear resistance are required. We have obtained AS9100D certification and ITAR registration to facilitate entry into the aerospace and protective armor markets.

S-1

We recently entered the ceramic armor market through the purchase of assets from B4C, LLC and a technology partnership with Precision Ceramics USA. We will develop and manufacture high-performance ceramics for personnel, aircraft, and vehicle armor including a 100% Boron Carbide material for ultimate lightweight performance in ballistic applications, and a composite material made of Boron Carbide and Silicon Carbide for exceptional multi-hit performance against ballistic threats. We have signed a 10-year lease at a building near our headquarters in Salt Lake City, Utah to house development and manufacturing activities for SINTX Armor.

TA&T’s primary area of expertise is material processing and fabrication know-how for a broad spectrum of monolithic ceramic, ceramic composite, and coating materials. Primary technologies include Additive Manufacturing (3D Printing) of ceramics and metals, low-cost fabrication of fiber reinforced ceramic matrix composites (CMCs) and refractory chemical vapor deposited (CVD) coatings, transparent ceramics for ballistic armor and optical applications, and magnetron sputtered (PVD) coatings for lubrication, wear resistance and environmental barrier coatings for CMCs. TA&T also provides a host of services that include 3D printing, PVD-CVD coatings, material processing-CMCs, CIP, PS, HP, HIP, and material characterization for powders and finished parts-TGA/DSC, PSD. SA, Dilatometry, UV-VIS and FTIR transmission, haze and clarity.

Antipathogenic Applications: Today, there is a global need to improve protection against pathogens in everyday life. SINTX believes that by incorporating its unique composition of silicon nitride antipathogenic powder into products such as face masks, filters, and wound care devices, it is possible to manufacture surfaces that inactivate pathogens, thereby limiting the spread of infection and disease. The discovery in 2020 that SINTX silicon nitride inactivates SARS-CoV-2, the virus which causes the disease COVID-19, has opened new markets and applications for our material and we have focused many of our resources on these opportunities.

We presently manufacture advanced ceramic powders and components in our manufacturing facilities based in Salt Lake City, Utah.

Corporate Information

Our headquarters is located at 1885 West 2100 South, Salt Lake City, Utah 84119, and our telephone number is (801) 839-3500. We maintain a website at https://www.sintx.com. Information on the website is not incorporated by reference and is not a part of this prospectus.

Additional Information

For additional information related to our business and operations, please refer to the reports incorporated herein by reference, as described under the caption “Incorporation by Reference” on page S-24 of this prospectus.

S-2

THE OFFERING

Common Stock to be offered by us pursuant to this prospectus	Shares of our common stock having an aggregate offering price of up to $1,700,000

Common Stock outstanding prior to this offering	4,208,027 shares of common stock

Common Stock outstanding after this offering	Up to 6,474,693 shares of common stock, based on $1,700,000 available under the Equity Distribution Agreement and assuming sales at a price of $0.75 per share, which was the closing price of our common stock on The NASDAQ Capital Market on October 5, 2023. The actual number of shares of our common stock issued will vary depending on the sales price under this offering.

NASDAQ Capital Market Symbol	SINT

Manner of offering	Sales of shares of our common stock, if any, will be made pursuant to the terms of the Equity Distribution Agreement between us and Maxim Group LLC. Sales of the shares will be made in sales deemed to be “at-the-market” equity offerings as defined in Rule 415 promulgated under the Securities Act. Maxim will act as sales agent and will use commercially reasonable efforts to sell on our behalf all of the shares of common stock requested to be sold by us, consistent with its normal trading and sales practices. See “Plan of Distribution.”

Use of Proceeds	We plan to use the net proceeds from this offering, if any, for general working capital and general corporate purposes. See “Use of Proceeds.”

Risk Factors	Investing in our common stock involves substantial risk. You should read the “Risk Factors” section of this prospectus beginning on page S-4 and under similar headings in the documents incorporated by reference into this prospectus for a discussion of the factors you should carefully consider before deciding to invest in our common stock.

Exclusive Sales Agent	Maxim Group LLC is acting as the exclusive sales agent in connection with the offering.

The above discussion is based on 4,208,027 shares of Common Stock outstanding as of June 30, 2023 and excludes (in each case as of June 30, 2023):

●	11,909 shares of our Common Stock issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $120.33 per share, and 14,850 restricted stock units exercisable into 14,850 shares of our Common Stock;
●	6,268 shares of Common Stock reserved for future issuance under our 2020 Equity Incentive Plan;
●	1,244,754 shares of Common Stock issuable upon the exercise of outstanding warrants;
●	10,576 shares of Common Stock issuable upon the conversion of 26 shares of our outstanding Series B Convertible Preferred Stock;
●	338 shares of Common Stock issuable upon the conversion of 50 shares of our outstanding Series C Convertible Preferred Stock; and
●	11,919 shares of Common Stock issuable upon the conversion of 180 shares of our outstanding Series D Convertible Preferred Stock.

Unless otherwise indicated, the information in this prospectus, including the number of shares outstanding after this offering, does not reflect:

●	any issuance, exercise, vesting, expiration, or forfeiture of any additional equity awards under our equity incentive plans or stock purchase plans that occurred after June 30, 2023;
●	the sale of 12,060 shares of common stock under the Equity Distribution Agreement after June 30, 2023; or
●	the effect of the “full-ratchet” anti-dilution adjustment of the conversion price of our outstanding Series B Convertible Preferred Stock and the exercise price of our outstanding October 2022 warrants.

S-3

RISK FACTORS

Before you make a decision to invest in our securities, you should consider carefully the risks described below, together with other information in this prospectus and the information incorporated by reference herein, including any risk factors contained in our annual and other reports filed with the SEC. If any of the following events actually occur, our business, operating results, prospects or financial condition could be materially and adversely affected. This could cause the trading price of our common stock to decline and you may lose all or part of your investment. The risks described below are not the only ones that we face. Additional risks not presently known to us or that we currently deem immaterial may also significantly impair our business operations and could result in a complete loss of your investment.

Risks Related to this Offering

Since we have broad discretion in how we use the proceeds from this offering, we may use the proceeds in ways with which you disagree.

We have not allocated specific amounts of the net proceeds from this offering for any specific purpose. Accordingly, our management will have some flexibility in applying the net proceeds of this offering. You will be relying on the judgment of our management with regard to the use of these net proceeds, and you will not have the opportunity, as part of your investment decision, to assess whether the proceeds are being used appropriately. It is possible that the net proceeds will be invested in a way that does not yield a favorable, or any, return for us. The failure of our management to use such funds effectively could have a material adverse effect on our business, financial condition, operating results and cash flow.

You may experience future dilution as a result of future equity offerings.

In order to raise additional capital, we may at any time, including during the pendency of this offering, offer additional shares of our common stock or other securities convertible into or exchangeable for our common stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our common stock, or securities convertible or exchangeable into common stock, in future transactions may be higher or lower than the price per share paid by investors in this offering.

Sales of a significant number of shares of our common stock in the public markets, or the perception that such sales could occur, could depress the market price of our common stock.

Sales of a substantial number of shares of our common stock in the public markets could depress the market price of our common stock and impair our ability to raise capital through the sale of additional equity securities. We cannot predict the effect that future sales of our common stock would have on the market price of our common stock.

We have outstanding shares of convertible preferred and common stock purchase warrants which contain anti-dilution protections, which may cause significant dilution to our stockholders.

As of June 30, 2023, we had outstanding 26 shares of Series B convertible preferred stock convertible into an aggregate of 10,576 shares of common stock at a conversion price of $2.70 per share and warrants issued in October 2022 that are exercisable for an aggregate of 616,642 shares of common stock. The October 2022 warrants are exercisable at an exercise price of $2.70 per share. The Series B convertible preferred stock and October 2022 warrants contain full-ratchet anti-dilution provisions which, subject to limited exceptions, would reduce the conversion price of the Series B preferred stock (and increase the number of shares issuable under the Series B preferred stock) and reduce the exercise price of the October 2022 warrants in the event that we in the future issue common stock, or securities convertible into or exercisable to purchase common stock, at a price per share lower than the conversion price or exercise price then in effect. Depending upon how such provisions are interpreted, the alternative cashless exercise provision contained in the Class C Warrants and Class D Warrants could potentially result in a significant reduction in the conversion or exercise price of the Series B convertible preferred stock and October 2022 warrants. A reduction in the conversion price of the Series B Preferred Stock would increase the number of shares of our common stock issuable upon conversion of the Series B Preferred Stock. The shares of common stock sold in this offering, if any, will be sold from time to time at various prices, and this “full-ratchet” anti-dilution provision will be triggered if the common stock is sold in this offering at a price below the then conversion price of the Series B preferred stock or exercise price of the October 2022 warrants.

S-4

The common stock offered hereby will be sold in “at the market” offerings, and investors who buy shares at different times will likely pay different prices.

Investors who purchase shares in this offering at different times will likely pay different prices, and so may experience different outcomes in their investment results. We will have discretion, subject to market demand, to vary the timing, prices, and numbers of shares sold, and there is no minimum or maximum sales price. Investors may experience a decline in the value of their shares as a result of share sales made at prices lower than the prices they paid.

The actual number of shares we will issue under the Equity Distribution Agreement, at any one time or in total, is uncertain.

Subject to certain limitations in the Equity Distribution Agreement and compliance with applicable law, we have the discretion to deliver a sales notice to Maxim at any time throughout the term of the Equity Distribution Agreement. The number of shares that are sold by Maxim after delivering a sales notice will fluctuate based on the market price of the common shares during the sales period and limits we set with Maxim. Because the price per share of each share sold will fluctuate based on the market price of our common stock during the sales period, it is not possible at this stage to predict the number of shares that will be ultimately issued.

The market price of our common stock is volatile, and you could lose all or part of your investment.

The volatility of orthopedic company stocks, including shares of our common stock, often do not correlate to macro, industry or company-specific fundamentals. Some of the factors that may cause the market price of our common stock to fluctuate include:

●	the sentiment of retail investors (including as may be expressed on financial trading and other social media sites and online forums);
●	the direct access by retail investors to broadly available trading platforms;
●	the amount and status of short interest in our securities;
●	access to margin debt;
●	trading in options and other derivatives on our common stock and any related hedging;
●	CTL Medical’s ability to sell silicon nitride based spinal fusion products and our cost of manufacturing such products for CTL Medical;
●	our ability to develop, obtain regulatory clearances or approvals for, and market new and enhanced product candidates on a timely basis;
●	our ability to enter into OEM and private label partnership agreements and the terms of those agreements;
●	our ability to develop products that are effective in inactivating the SARS-CoV-2 virus;
●	changes in governmental regulations or in the status of our regulatory approvals, clearances or future applications;
●	our announcements or our competitors’ announcements regarding new products, product enhancements, significant contracts, number and productivity of distributors, number of hospitals and surgeons using products, acquisitions or strategic investments;
●	announcements of technological or medical innovations for the treatment of orthopedic pathology;
●	delays or other problems with the manufacturing of our products, product candidates and related instrumentation;
●	volume and timing of orders for our products and our product candidates, if and when commercialized;
●	changes in the availability of third-party reimbursement in the United States and other countries;
●	quarterly variations in our or our competitors’ results of operations;
●	changes in earnings estimates or recommendations by securities analysts, if any, who cover our common stock;
●	failure to meet estimates or recommendations by securities analysts, if any, who cover our stock;
●	changes in the fair value of our derivative liabilities resulting from changes in the market price of our common stock, which may result in significant fluctuations in our quarterly and annual operating results;
●	changes in healthcare policy in the United States and internationally;
●	product liability claims or other litigation involving us;
●	sales of a substantial aggregate number of shares of our common stock;
●	sales of large blocks of our common stock, including sales by our executive officers, directors and significant stockholders;
●	disputes or other developments with respect to intellectual property rights;
●	changes in accounting principles;
●	changes to tax policy; and
●	general market conditions and other factors, including factors unrelated to our operating performance or the operating performance of our competitors.

These and other external factors may cause the market price and demand for our common stock to fluctuate substantially, which may limit or prevent our stockholders from readily selling their shares of our common stock and may otherwise negatively affect the liquidity of our common stock. In addition, in the past, when the market price of a stock has been volatile, holders of that stock have sometimes instituted securities class action litigation against the company that issued the stock. If our stockholders brought a lawsuit against us, we could incur substantial costs defending the lawsuit regardless of the merits of the case or the eventual outcome. Such a lawsuit also would divert the time and attention of our management from running our company.

S-5

USE OF PROCEEDS

We may offer and sell shares of our common stock having aggregate sales proceeds of up to $1,700,000 from time to time. The amount of proceeds we receive, if any, will depend on the actual number of shares of our common stock sold and the market price at which such shares are sold. There can be no assurance that we will be able to sell any shares or fully utilize the Equity Distribution Agreement with Maxim as a source of financing. Because there is no minimum offering amount required as a condition to close this offering, the net proceeds to us, if any, are not determinable at this time.

We currently intend to use the net proceeds from this offering, if any, primarily for working capital and general corporate purposes. We may also use a portion of the net proceeds to invest in or acquire businesses or technologies that we believe are complementary to our own, although we have no current plans, commitments or agreements with respect to any acquisitions as of the date of this prospectus.

We have broad discretion in determining how the remaining proceeds of this offering will be used, and our discretion is not limited by the aforementioned possible uses. Our board of directors believes the flexibility in application of the net proceeds is prudent. See “Risk Factors—Risks Relating to this Offering— Since we have broad discretion in how we use the proceeds from this offering, we may use the proceeds in ways with which you disagree.”

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CAPITALIZATION

The following table sets forth our cash, cash equivalents and capitalization as of June 30, 2023:

●	on an actual basis; and
●	on an as adjusted basis to give effect to the sale by us of 2,266,666 shares of our common stock in this offering at an assumed public offering price of $0.75 per share, which was the closing price of our common stock on the Nasdaq Capital Market on October 5, 2023, after deducting the 2.0% commission payable to Maxim and other estimated offering expenses (the actual number of and price at which shares of our common stock will be issued in the offering will vary).

You should read this table together with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and related notes included in our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q each of which is incorporated by reference into this prospectus.

	As of June 30, 2023
(unaudited, amounts in thousands except for share and per share information)	Actual	As Adjusted
Cash and cash equivalents	$9,328	$10,937
Borrowings	$107	$107
Operating lease liability	$2,116	$2,116
Stockholders’ equity
Convertible preferred stock Series B, $0.01 par value, 130,000,000 total shares authorized inclusive of all series of preferred; 26 shares outstanding (actual and as adjusted)
Convertible preferred stock Series C, $0.01 par value, 130,000,000 total shares authorized inclusive of all series of preferred; 50 shares outstanding (actual and as adjusted)
Convertible preferred stock Series D, $0.01 par value, 130,000,000 total shares authorized inclusive of all series of preferred; 180 shares outstanding (actual and as adjusted)
Common stock, $0.01 par value; 250,000,000 shares authorized; 4,208,027 shares issued and outstanding (actual); 6,474,693 shares (as adjusted)	$42	$65
Additional paid-in capital	$278,973	$280,559
Accumulated deficit	$(265,203)	$(265,203)
Total stockholders’ equity	$13,812	$15,421
Total capitalization	$16,035	$17,644

The number of shares of common stock in the table above is based on 4,208,027 shares outstanding as of June 30, 2023, and excludes (in each case as of June 30, 2023):

●	11,909 shares of our Common Stock issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $120.33 per share, and 14,850 restricted stock units exercisable into 14,850 shares of our Common Stock;
●	6,268 shares of Common Stock reserved for future issuance under our 2020 Equity Incentive Plan;
●	1,244,754 shares of Common Stock issuable upon the exercise of outstanding warrants;
●	10,576 shares of Common Stock issuable upon the conversion of 26 shares of our outstanding Series B Convertible Preferred Stock;
●	338 shares of Common Stock issuable upon the conversion of 50 shares of our outstanding Series C Convertible Preferred Stock; and
●	11,919 shares of Common Stock issuable upon the conversion of 180 shares of our outstanding Series D Convertible Preferred Stock.

Unless otherwise indicated, the information in this prospectus, including the number of shares outstanding after this offering, does not reflect:

●	any issuance, exercise, vesting, expiration, or forfeiture of any additional equity awards under our equity incentive plans or stock purchase plans that occurred after June 30, 2023;
●	the sale of 12,060 shares of common stock under the Equity Distribution Agreement after June 30, 2023; or
●	the effect of the “full-ratchet” anti-dilution adjustment of the conversion price of our outstanding Series B Convertible Preferred Stock and the exercise price of our outstanding October 2022 warrants.

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DESCRIPTION OF CAPITAL Stock

As of the date of this prospectus, our Restated Certificate of Incorporation authorizes us to issue 250,000,000 shares of common stock, par value $0.01 per share, and 130,000,000 shares of preferred stock, par value $0.01 per share. The following is a summary of the rights of our common and preferred stock and some of the provisions of our Restated Certificate of Incorporation and Amended and Restated Bylaws, our outstanding warrants, our registration rights agreements and the Delaware General Corporation Law. Because it is only a summary, it does not contain all the information that may be important to you and is subject to and qualified in its entirety by our Restated Certificate of Incorporation and our Restated Bylaws, a copy of each of which has been incorporated as an exhibit to the registration statement of which this prospectus forms a part.

Our Restated Certificate of Incorporation and our Restated Bylaws contain certain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors, which may have the effect of delaying, deferring or preventing a future takeover or change in control of the Company unless such takeover or change in control is approved by our Board of Directors.

Common Stock

As of September 29, 2023, there were 4,208,151 shares of common stock outstanding. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our Restated Bylaws provide that any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors. Holders of our common stock do not have preemptive rights to purchase shares in any future issuance of our common stock. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders, and do not have cumulative voting rights. Accordingly, the holders of a majority of the shares of our common stock entitled to vote can elect all directors standing for election. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available for dividend payments. All outstanding shares of our common stock are fully paid and nonassessable, and any shares of our common stock to be sold pursuant to this prospectus will be fully paid and nonassessable. The holders of common stock have no preferences or rights of conversion, exchange, pre-emption, or other subscription rights. There are no redemption or sinking fund provisions applicable to our common stock. In the event of any liquidation, dissolution or winding-up of our affairs, holders of our common stock will be entitled to share ratably in our assets that are remaining after payment or provision for payment of all of our debts and obligations and after liquidation payments to holders of outstanding shares of preferred stock, if any.

The transfer agent and registrar for our common stock is American Stock Transfer and Trust Company. The transfer agent and the registrar’s address is 59 Maiden Lane, New York, New York 10038. Their telephone number is 1-800-937-5449. Our common stock is listed on The NASDAQ Capital Market under the symbol “SINT”.

Preferred Stock

Our Board of Directors has the authority under our Restated Certificate of Incorporation, without further action by our stockholders, to issue up to 130,000,000 shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the rights, preferences, privileges and restrictions of the shares of each wholly unissued series, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference and sinking fund terms, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding).

Our Board of Directors may authorize the issuance of preferred stock with voting or conversion rights that could have the effect of restricting dividends on our common stock, diluting the voting power of our common stock, impairing the liquidation rights of our common stock or otherwise adversely affecting the rights of holders of our common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change of control and may adversely affect the market price of our common stock.

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Series B Preferred Stock.

Our Board of Directors designated 15,000 shares of our preferred stock as Series B Preferred Stock. As of September 29, 2023, there were 26 shares of Series B Preferred stock outstanding which are convertible into 10,576 shares of our Common Stock.

Conversion

Each share of Series B Preferred Stock is convertible into shares of our common stock at any time at the holder’s option at the Conversion Price described below. We may not effect any conversion of Series B Preferred Stock, with certain exceptions, to the extent that, after giving effect to an attempted conversion, the holder of Series B Preferred Stock (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of common stock in excess of 4.99% (or, at the election of the holder, 9.99%) of the shares of our common stock then outstanding after giving effect to such conversion, referred to as the Preferred Stock Beneficial Ownership Limitation; provided, however, that upon notice to the Company, the holder may increase or decrease the Preferred Stock Beneficial Ownership Limitation, provided that in no event may the Preferred Stock Beneficial Ownership Limitation exceed 9.99% and any increase in the Preferred Stock Beneficial Ownership Limitation will not be effective until 61 days following notice of such increase from the holder to us.

Subject to certain ownership limitations as described below and certain equity conditions being met, if during any 30 consecutive trading days, the volume weighted average price of our common stock exceeds $13,060.80 and the daily dollar trading volume during such period exceeds $500,000 per trading day, we have the right to force the conversion of the Series B Preferred Stock into common stock.

Conversion Price.

The Series B Preferred Stock is convertible into shares of common stock by dividing the stated value of the Series B Preferred Stock ($1,100) by $2.70 (the “Conversion Price”). The Conversion Price is subject to adjustment for stock splits, stock dividends, and distributions of common stock or securities convertible, exercisable or exchangeable for common stock, subdivisions, combinations and reclassifications.

Subject to certain exclusions contained in the Certificate of Designation, if the Company in any manner grants or sells any rights, warrants or options and the lowest price per share for which one share of common stock is at any time issuable upon the exercise of any such option or upon conversion, exercise or exchange of any Common Stock Equivalents (as defined in the Certificate of Designation) issuable upon exercise of any such option, exercise or exchange of any Common Stock Equivalent issuable upon the exercise of such option or otherwise pursuant to the terms thereof is less than the Conversion Price, then such share of common stock will be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such option for such price per share. For purposes of this paragraph only, the “lowest price per share for which one share of common stock is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Stock Equivalent issuable upon exercise of any such option or otherwise pursuant to the terms thereof” will be equal to (1) the lower of  (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of common stock upon the granting or sale of such option, upon exercise of such option and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such option for which one share of common stock is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such option or otherwise pursuant to the terms thereof. Except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price will be made upon the actual issuance of such shares of common stock or of such convertible securities upon the exercise of such options or otherwise pursuant to the terms of or upon the actual issuance of such Common Stock Equivalents.

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Subject to certain exclusions contained in the Certificate of Designation, if the Company in any manner issues or sells any Common Stock Equivalents and the lowest price per share for which one share of common stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Conversion Price, then such share of common stock will be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For purposes of this paragraph only, the “lowest price per share for which one share of common stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” will be equal to (1) the lower of  (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of common stock upon the issuance or sale of the Common Stock Equivalent and upon conversion, exercise or exchange of such convertible security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such convertible security for which one share of common stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Stock Equivalent (or any other person) upon the issuance or sale of such Common Stock Equivalent plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock Equivalent (or any other person). Except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price will be made upon the actual issuance of such shares of common stock upon conversion, exercise or exchange of such Common Stock Equivalents or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Common Stock Equivalents is made upon exercise of any options for which adjustment of the Conversion Price has been or is to be made, except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price will be made by reason of such issuance or sale.

If the purchase or exercise price provided for in any options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exercisable or exchangeable for shares of common stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with stock dividends, splits or combination of outstanding common stock) the Conversion Price in effect at the time of such increase or decrease will be adjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. If the terms of any option or convertible security that was outstanding as of the date of issuance of the Preferred Stock and related Warrants are increased or decreased in the manner described in the immediately preceding sentence, then such option or convertible security and the shares of common stock deemed issuable upon exercise, conversion or exchange thereof will be deemed to have been issued as of the date of such increase or decrease. No adjustment will be made if such adjustment would result in an increase of the Conversion Price then in effect.

If any option and/or convertible security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the holder of Preferred Stock, the “Primary Security”, and such option and/or convertible security and/or Adjustment Right (as defined below), the “Secondary Securities” and together with the Primary Security, each a “unit”), together comprising one integrated transaction, the aggregate consideration per share of common stock with respect to such Primary Security will be deemed to be the lower of  (x) the purchase price of such unit, (y) if such Primary Security is an option and/or convertible security, the lowest price per share for which one share of common stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with the paragraphs above and (z) the lowest volume-weighted average price of the common stock on any trading day during the four trading day period immediately following the public announcement of such dilutive issuance. If any shares of common stock, options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of common stock, options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the volume-weighted average prices of such security for each of the five (5) trading days immediately preceding the date of receipt. If any shares of common stock, options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of common stock, options or convertible securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five trading days after the tenth day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holder.

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“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with the paragraph above) of shares of common stock that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

In addition, holders of Preferred Stock may be eligible to elect an alternative price in the event we issue certain variable price securities.

Liquidation; Dividends; Repurchases.

In the event of a liquidation, the holders of Series B Preferred Stock are entitled to participate on an as-converted-to-common stock basis with holders of the common stock in any distribution of assets of the Company to the holders of the common stock. Additionally, we will not pay any dividends on shares of common stock (other than dividends in the form of common stock) unless and until such time as we pay dividends on each Series B Preferred Share on an as-converted basis. Other than as set forth in the previous sentence, no other dividends will be paid on Series B Preferred Stock and we will pay no dividends (other than dividends in the form of common stock) on shares of common stock unless we simultaneously comply with the previous sentence.

Redemption Right.

The Company holds an option to redeem some or all of the Series B Preferred Stock at any time after the six-month anniversary of its issuance date at a 25% premium to the stated value of the Series B Preferred Stock subject to redemption, upon 30 days prior written notice to the holder of the Series B Preferred Stock. The Series B Preferred Stock would be redeemed by the Company for cash.

Fundamental Transactions.

In the event of any fundamental transaction, generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, then upon any subsequent conversion of the Series B Preferred Stock, the holder will have the right to receive as alternative consideration, for each share of our common stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the number of shares of common stock of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our common stock for which the Series B Preferred Stock is convertible immediately prior to such event.

Voting Rights.

With certain exceptions, the holders of shares of Series B Preferred Stock have no voting rights. However, as long as any shares of Series B Preferred Stock remain outstanding, we may not, without the affirmative vote of holders of a majority of the then-outstanding Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Certificate of Designation, (b) increase the number of authorized shares of Series B Preferred Stock, (c) amend our Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of holders of Series B Preferred Stock disproportionately to the rights of holders of our other capital stock, or (d) enter into any agreement with respect to any of the foregoing.

Jurisdiction and Waiver of Trial by Jury

Other than with respect to suits, actions or proceedings arising under the federal securities laws, the Certificate of Designation provides for investors to consent to exclusive jurisdiction to courts located in New York, New York and provides for a waiver of the right to a trial by jury. It also provides that disputes are governed by Delaware law.

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Series C Preferred Stock.

Our Board of Directors designated 9,440 shares of our preferred stock as Series C Preferred Stock. As of September 29, 2023, there were 50 shares of Series C Preferred stock outstanding which are convertible into 338 shares of our Common Stock.

Conversion. Each share of Preferred Stock will be convertible at our option at any time on or after the first anniversary of the expiration of the Rights Offering or at the option of the holder at any time, into the number of shares of our common stock determined by dividing the $1,000 stated value per share of the Preferred Stock by a conversion price of $148.14 per share. In addition, the conversion price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations or reclassifications. Subject to limited exceptions, a holder of the Preferred Stock will not have the right to convert any portion of the Preferred Stock to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion. A holder of the Preferred Stock, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of such holder’s Preferred Stock, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion. In the event that a conversion is effected at our option, we will exercise such option to convert shares of Preferred Stock on a pro rata basis among all of the holders based on such holders’ shares of Preferred Stock.

Fundamental Transactions. In the event we effect certain mergers, consolidations, sales of substantially all of our assets, tender or exchange offers, reclassifications or share exchanges in which our common stock is effectively converted into or exchanged for other securities, cash or property, we consummate a business combination in which another person acquires 50% of the outstanding shares of our common stock, or any person or group becomes the beneficial owner of 50% of the aggregate ordinary voting power represented by our issued and outstanding common stock, then, upon any subsequent conversion of the Preferred Stock, the holders of the Preferred Stock will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon conversion in full of the Preferred Stock.

Dividends. Holders of Preferred Stock shall be entitled to receive dividends (on an as-if-converted-to-common-stock basis) in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of common stock.

Voting Rights. Except as otherwise provided in the certificate of designation or as otherwise required by law, the Preferred Stock has no voting rights.

Liquidation Preference. Upon our liquidation, dissolution or winding-up, whether voluntary or involuntary, holders of Series C Preferred Stock will be entitled to receive out of our assets, whether capital or surplus, the same amount that a holder of common stock would receive if the Preferred Stock were fully converted (disregarding for such purpose any conversion limitations under the certificate of designation) to common stock, which amounts shall be paid pari passu with all holders of common stock.

Redemption Rights. We are not obligated to redeem or repurchase any shares of Preferred Stock. Shares of Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous provisions.

Series D Preferred Stock

Our board of directors designated 4,656 shares of our preferred stock as Series D Preferred Stock. As of September 29, 2023, there were 180 shares of Series D Preferred stock outstanding which are convertible into 11,919 shares of our Common Stock.

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Conversion. Each share of Series D Preferred Stock is convertible at the option of the holder at any time, into the number of shares of our common stock determined by dividing the $1,000 stated value per share of the Preferred Stock by a conversion price of $15.102 per share. In addition, the conversion price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations or reclassifications. Subject to limited exceptions, a holder of the Preferred Stock will not have the right to convert any portion of the Series D Preferred Stock to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion. A holder of the Series D Preferred Stock, upon notice to us, may increase or decrease the beneficial ownership limitation provisions of such holder’s Series D Preferred Stock, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to its conversion.

Fundamental Transactions. In the event we effect certain mergers, consolidations, sales of substantially all of our assets, tender or exchange offers, reclassifications or share exchanges in which our common stock is effectively converted into or exchanged for other securities, cash or property, we consummate a business combination in which another person acquires 50% of the outstanding shares of our common stock, or any person or group becomes the beneficial owner of 50% of the aggregate ordinary voting power represented by our issued and outstanding common stock, then, upon any subsequent conversion of the Series D Preferred Stock, the holders of the Series D Preferred Stock will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon conversion in full of the Series D Preferred Stock.

Dividends. Holders of Preferred Stock shall be entitled to receive dividends (on an as-if-converted-to-common-stock basis) in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of common stock.

Voting Rights. Except as otherwise provided in the certificate of designation or as otherwise required by law, the Series D Preferred Stock has no voting rights.

Liquidation Preference. Upon our liquidation, dissolution or winding-up, whether voluntary or involuntary, holders of Series D Preferred Stock will be entitled to receive out of our assets, whether capital or surplus, the same amount that a holder of common stock would receive if the Series D Preferred Stock were fully converted (disregarding for such purpose any conversion limitations under the certificate of designation) to common stock, which amounts shall be paid pari passu with all holders of common stock.

Redemption Rights. We are not obligated to redeem or repurchase any shares of Series D Preferred Stock. Shares of Series D Preferred Stock are not otherwise entitled to any redemption rights, or mandatory sinking fund or analogous provisions.

Future Preferred Stock.

Our Board of Directors will fix the rights, preferences, privileges, qualifications and restrictions of the preferred stock of each series that we sell under this prospectus and applicable prospectus supplements in the certificate of designation relating to that series. We will file as an exhibit to the registration statement of which this prospectus is a part, or incorporate by reference into the registration statement of which this prospectus is a part the form of any certificate of designation that describes the terms of the series of preferred stock we are offering before the issuance of the related series of preferred stock. This description will include:

●	the title and stated value;

●	the number of shares we are offering;

●	the liquidation preference per share;

●	the purchase price per share;

●	the dividend rate per share, dividend period and payment dates and method of calculation for dividends;

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●	whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends will accumulate;

●	our right, if any, to defer payment of dividends and the maximum length of any such deferral period;

●	the procedures for any auction and remarketing, if any;

●	the provisions for a sinking fund, if any;

●	the provisions for redemption or repurchase, if applicable, and any restrictions on our ability to exercise those redemption and repurchase rights;

●	any listing of the preferred stock on any securities exchange or market;

●	whether the preferred stock will be convertible into our common stock or other securities of ours, including warrants, and, if applicable, the conversion period, the conversion price, or how it will be calculated, and under what circumstances it may be adjusted;

●	voting rights, if any, of the preferred stock;

●	preemption rights, if any;

●	restrictions on transfer, sale or other assignment, if any;

●	a discussion of any material or special United States federal income tax considerations applicable to the preferred stock;

●	the relative ranking and preferences of the preferred stock as to dividend rights and rights if we liquidate, dissolve or wind up our affairs;

●	any limitations on issuances of any class or series of preferred stock ranking senior to or on a parity with the series of preferred stock being issued as to dividend rights and rights if we liquidate, dissolve or wind up our affairs; and

●	any other specific terms, rights, preferences, privileges, qualifications or restrictions of the preferred stock.

When we issue shares of preferred stock under this prospectus, the shares will be fully paid and nonassessable and will not have, or be subject to, any preemptive or similar rights.

The General Corporation Law of the State of Delaware, the state of our incorporation, provides that the holders of preferred stock will have the right to vote separately as a class on any proposal involving fundamental changes in the rights of holders of that preferred stock. This right is in addition to any voting rights that may be provided for in the applicable certificate of designation.

Description of Other Outstanding Securities of the Company

Warrants

As of September 29, 2023, there were 1,244,754 common stock purchase warrants outstanding, which expire between February 2025 and February 2028. Each of these warrants entitles the holder to purchase one share of common stock at prices ranging between $2.70 and $150 per share. Certain of these warrants has a net exercise provision under which its holder may, in lieu of payment of the exercise price in cash, surrender the warrant and receive a net amount of shares based on the fair market value of our common stock at the time of exercise of the warrant after deduction of the aggregate exercise price. Additionally, certain of these warrants entitle a holder to also effect an “alternative cashless exercise” wherein the holder may surrender a certain number of warrants in return for a lesser number of shares of our common stock on a cashless basis. Each of these warrants also contains provisions for the adjustment of the exercise price and the aggregate number of shares issuable upon the exercise of the warrant in the event of dividends, share splits, reorganizations and reclassifications and consolidations. Certain of these warrants contain a provision requiring a reduction to the exercise price in the event we issue common stock, or securities convertible into or exercisable for common stock, at a price per share lower than the warrant exercise price.

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The holders of certain of these warrants have registration rights, as described in greater detail below.

February 2023 Offering Warrants

On February 7, 2023, we issued a Class C Common Stock Purchase Warrant to purchase up to 2,150,000 shares of Common Stock (the “Class C Warrants”) and a Class D Common Stock Purchase Warrant to purchase up to 1,075,000 shares of Common Stock (the “Class D Warrants”). The Class C and Class D Warrants are exercisable at a price of $5.60 per share. The Class C Warrants will expire five years from the date of issuance and the Class D Warrants will expire three years from the date of issuance. In addition, a holder may also effect an “alternative cashless exercise” wherein the aggregate number of shares of common stock issuable in such alternative cashless exercise shall equal the product of (x) the aggregate number of shares of common stock that would be issuable upon exercise of the Class C Warrant or Class D Warrant in accordance with the terms of such warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.40 with respect to the Class C Warrant or 0.80 with respect to the Class D Warrant.

The following summary of certain terms and provisions of the Class C Warrants, and Class D Warrants is not complete and is subject to, and qualified in its entirety by the provisions of the form of Class C Warrant, and the form of Class D Warrant, which are filed as exhibits to this registration statement.

Exercisability. The Class C Warrants are exercisable at any time after their original issuance and at any time up to the date that is five years after their original issuance. The Class D Warrants are exercisable at any time after their original issuance and at any time up to the date that is three years after their original issuance. Each of the Class C Warrants, Class D Warrants, are exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of the shares of common stock underlying the Class C Warrants or Class D Warrants, under the Securities Act of 1933, as amended (the “Securities Act”) is effective and available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of common stock purchased upon such exercise. If a registration statement registering the issuance of the shares of common stock underlying the Class C Warrants, Class D Warrants, under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Class C Warrant or Class D Warrant, through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant. We may be required to pay certain amounts as liquidated damages as specified in the warrants in the event we do not deliver shares of common stock upon exercise of the warrants within the time periods specified in the warrants. In addition, a holder may also effect an “alternative cashless exercise.” In such event, the aggregate number of shares of common stock issuable in such alternative cashless exercise shall equal the product of (x) the aggregate number of shares of common stock that would be issuable upon exercise of the Class C Warrant or Class D Warrant in accordance with the terms of such warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 0.40 with respect to the Class C Warrant or 0.80 with respect to the Class D Warrant. No fractional shares of common stock will be issued in connection with the exercise of a Class C Warrant or Class D Warrant. With respect to any alternative cashless exercise, fractional shares will be rounded down to the nearest whole share.

Fractional Shares. No fractional shares of common stock will be issued in connection with the exercise of a warrant. Other than as described above with respect to alternative cashless exercises, in lieu of fractional shares, we will, at our election, either pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

Exercise Limitation. A holder will not have the right to exercise any portion of the Class C Warrants, or Class D Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

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Exercise Price. The exercise price per whole share of common stock purchasable upon exercise of the Class C Warrants and the Class D Warrants is $5.60 per share. The exercise price and number of shares of common stock issuable on exercise are subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock.

Transferability. Subject to applicable laws, the Class C Warrants and Class D Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. We do not intend to list the Class C Warrants or the Class D Warrants on any securities exchange or other trading market. Without an active trading market, the liquidity of these securities will be limited.

Warrant Agent. The Class C Warrants and Class D Warrants are issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, LLC, as warrant agent, and us. The Class C Warrants and Class D Warrants shall initially be represented only by one or more global warrants deposited with the warrant agent, as custodian on behalf of The Depository Trust Company (DTC) and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Fundamental Transactions. In the event of a fundamental transaction, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of common stock, the holders of the Class C Warrants and Class D Warrants will be entitled to receive upon exercise of the warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction. In addition, in the event of a fundamental transaction, we or the successor entity, at the request of a holder of Class C Warrants or Class D Warrants, will be obligated to purchase any unexercised portion of such Class C Warrants or Class D Warrants in accordance with the terms of the warrants. Additionally, as more fully described in the warrants, in the event of certain fundamental transactions, the holders of the warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of the warrants on the date of consummation of such transaction.

Rights as a Shareholder. Except as otherwise provided in the Class C Warrants and Class D Warrants or by virtue of such holder’s ownership of our shares of common stock, the holder of a Class C Warrant or Class D Warrant does not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the warrant.

Governing Law. The Class C Warrants, Class D Warrants, and warrant agreement are governed by New York law.

Maxim and Ascendiant February 2023 Warrants

In connection with the February 2023 Offering, the Company issued (i) to Maxim, as the Company’s sole placement agent for the 2023 Offering, 73,100 warrants to purchase shares of the Company’s common stock and (ii) to Ascendiant, as a financial advisor to the Company in the February 2023 Offering, 12,900 warrants to purchase shares of the Company’s common stock (collectively, the “Placement Agent Warrants”). The Placement Agent Warrants will expire on February 7, 2028. The Placement Agent Warrants are exercisable at a price of $6.16 per share, subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of the Placement Agent Warrants will not have the right to exercise any portion of the Placement Agent Warrants to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of the Placement Agent Warrants, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the Placement Agent Warrants. The Placement Agent Warrants may be exercised as to all or a lesser number of shares of the Company’s common stock and contain certain demand registration rights and unlimited “piggyback” registration rights for a period of five years after February 7, 2023, at the Company’s expense. The Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of the Dealer Manager Warrants to Maxim and Ascendiant.

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The foregoing description of the Placement Agent Warrants is not complete. For the complete terms of the Placement Agent Warrants, you should refer to the form of Placement Agent Warrant filed as an exhibit to this registration statement.

October 2022 Rights Offering Warrants

On October 17, 2022, we issued 308,321 common stock warrants designated as our “Class A” warrants and 308,321 common stock warrants designated as our “Class B” warrants (collectively the “October 2022 Warrants”) in a rights offering to our stockholders (the “October 2022 Rights Offering”). Each of these warrants entitles the holder to purchase one share of common stock at an exercise price of $2.70 per share. The Class A Warrants and Class B Warrants have the same terms, except that the Class A Warrants expire five years from the date of issuance and the Class B Warrants expire three years from the date of issuance. The material terms and provisions of the October 2022 Warrants are summarized below. This summary of the October 2022 Warrants is not complete. For the complete terms of the October 2022 Warrants, you should refer to the form of October 2022 Warrant filed as an exhibit to the registration statement of which this prospectus forms a part.

Pursuant to a warrant agency agreement between us and American Stock Transfer & Trust Company, LLC, as warrant agent, the October 2022 Warrants were issued in book-entry form and are represented only by one or more global warrants deposited with the warrant agent, as custodian on behalf of The Depository Trust Company, or DTC, and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Exercisability

Each Class A Warrant is exercisable at any time and will expire five years from the date of issuance. Each Class B Warrant is exercisable at any time and will expire three years from the date of issuance. The Warrants are exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and payment in full for the number of shares of our common stock purchased upon such exercise, except in the case of a cashless exercise as discussed below. The number of shares of common stock issuable upon exercise of the Warrants is subject to adjustment in certain circumstances, including a stock split of, stock dividend on, or a subdivision, combination or recapitalization of the common stock. If we effect a merger, consolidation, sale of substantially all of our assets, or other similar transaction, then, upon any subsequent exercise of a Warrants, the Warrant holder will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon exercise in full of the Warrant.

Cashless Exercise

If at any time there is no effective registration statement registering, or the prospectus contained therein is not available for issuance of, the shares issuable upon exercise of the warrant, the holder may exercise the warrant on a cashless basis. When exercised on a cashless basis, a portion of the warrant is cancelled in payment of the purchase price payable in respect of the number of shares of our common stock purchasable upon such exercise.

Exercise Price

Each warrant represents the right to purchase one share of common stock at an exercise price equal to the Conversion Price. In addition, the exercise price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. The exercise price is also subject to adjustment in the event that we sell, issue, or grant any option to purchase, or sell or issue any right to reprice, or otherwise dispose of or issue (or enter into any agreement relating to the offer, sale, grant or any option to purchase or other disposition) any common stock or convertible securities (as defined in the warrants), at an effective price per share less than the exercise price then in effect. In addition, if at any time there occurs a stock dividend, distribution, subdivision, combination, or reclassification and the volume weighted average price of the shares of common stock for the five trading days following such event is less than the exercise price then in effect (after giving effect to the adjustment of the exercise price pursuant to such event under the terms of the Warrants), then on the fifth trading day following such event, the exercise price shall be reduced to the volume weighted average price of the shares of common stock for the five trading days following such event.

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Subject to limited exceptions, a holder of warrants will not have the right to exercise any portion of the warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to us, may increase or decrease the beneficial ownership limitation provisions of the warrant, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the warrant.

Transferability

Subject to applicable laws and restrictions, a holder may transfer a warrant upon surrender of the warrant to us with a completed and signed assignment in the form attached to the warrant. The transferring holder will be responsible for any tax that liability that may arise as a result of the transfer.

No Market

There is no public trading market for the October 2022 Warrants and they will not be listed for trading on Nasdaq or any other securities exchange or market.

Rights as Stockholder

Except as set forth in the October 2022 Warrants, the holder of an October 2022 Warrant, solely in such holder’s capacity as a holder of such warrant, will not be entitled to vote, to receive dividends, or to any of the other rights of our stockholders.

Amendments and Waivers

The provisions of each October 2022 Warrant may be modified or amended or the provisions thereof waived with the written consent of us and the holder.

The October 2022 Warrants were issued pursuant to a warrant agent agreement by and between us and America Stock Transfer & Trust Company, the warrant agent.

Maxim and Ascendiant October 2022 Warrants

In connection with the October 2022 Rights Offering, the Company issued (i) to Maxim, as the dealer-manager in the October 2022 Rights Offering, 10,483 warrants to purchase shares of the Company’s common stock and (ii) to Ascendiant, as a financial advisor to the Company in the October 2022 Rights Offering, 1,850 warrants to purchase shares of the Company’s common stock (collectively, the “Dealer Manager Warrants”). The Dealer Manager Warrants are non-exercisable for 6 months from October 17, 2022 and will expire on September 23, 2027. The Dealer Manager Warrants will be exercisable at a price of $16.61 per share, subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of the Dealer Manager Warrants will not have the right to exercise any portion of the Dealer Manager Warrants to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of the Dealer Manager Warrants, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the Dealer Manager Warrants. In addition, the Dealer Manager Warrants shall not be redeemable and may not be sold, transferred, assigned, pledged or hypothecated or be the subject of any hedging, short sale, derivative, put, or call transaction for a period of 180 days following September 23, 2022, except that they may be assigned, in whole or in part, to any officer or partner of Maxim (or to Ascendiant). The Dealer Manager Warrants may be exercised as to all or a lesser number of shares of the Company’s common stock, and contain unlimited “piggyback” registration rights for a period of five years after September 23, 2022, at the Company’s expense. The Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of the Dealer Manager Warrants to Maxim and Ascendiant.

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The foregoing description of the Dealer Manager Warrants is not complete. For the complete terms of the Dealer Manager Warrants, you should refer to the form of Dealer Manager Warrant filed as an exhibit to the registration statement of which this prospectus forms a part.

February 2020 Rights Offering Warrants

On February 6, 2020, we issued 63,720 common stock warrants (the “February 2020 Warrants”) in a rights offering to our stockholders. The material terms and provisions of the February 2020 Warrants are summarized below. This summary of the February 2020 Warrants is not complete. For the complete terms of the February 2020 Warrants, you should refer to the form of February 2020 Warrant filed as an exhibit to the registration statement of which this prospectus forms a part.

Pursuant to a warrant agency agreement between us and American Stock Transfer & Trust Company, LLC, as warrant agent, the February 2020 Warrants were issued in book-entry form and are represented only by one or more global warrants deposited with the warrant agent, as custodian on behalf of The Depository Trust Company, or DTC, and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Exercisability. Each February 2020 Warrant became exercisable at the time of issuance and will expire five years from their issuance date. The February 2020 Warrants are exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and payment in full for the number of shares of our common stock purchased upon such exercise, except in the case of a cashless exercise as discussed below. The number of shares of common stock issuable upon exercise of the February 2020 Warrants is subject to adjustment in certain circumstances, including a stock split of, stock dividend on, or a subdivision, combination or recapitalization of the common stock. If we effect a merger, consolidation, sale of substantially all of our assets, or other similar transaction, then, upon any subsequent exercise of a February 2020 Warrant, the February 2020 Warrant holder will have the right to receive any shares of the acquiring corporation or other consideration it would have been entitled to receive if it had been a holder of the number of shares of common stock then issuable upon exercise in full of the February 2020 Warrant.

Cashless Exercise. After the earlier of (a) the date that is 30 days after the initial exercise date of the February 2020 Warrants or (b) such trading day that the aggregate volume of shares of common stock sold since the expiration of the Offering exceeds three times the number of shares of common stock and common stock equivalents sold in the Offering, the holder shall be permitted to exercise the February 2020 Warrant, on a cashless basis, regardless of the then applicable trading price of the common stock on Nasdaq, for an aggregate number of shares of common stock equal to the product of (i) the aggregate number of shares of common stock that would be issuable upon exercise of the Warrant if such exercise were by means of a cash exercise and (ii) 0.70.

Additionally, if at any time there is no effective registration statement registering, or the prospectus contained therein is not available for issuance of, the shares issuable upon exercise of the warrant, the holder may exercise the warrant on a cashless basis, in which a portion of the warrant is cancelled in payment of the purchase price payable in respect of the number of shares of our common stock purchasable upon such exercise.

Exercise Price. Each February 2020 Warrant represents the right to purchase one share of common stock at an exercise price of $150 per share. In addition, the exercise price per share is subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of warrants will not have the right to exercise any portion of the warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation provisions of the warrant, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the warrant.

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Fundamental Transactions. In the event we consummate a merger or consolidation with or into another person or other reorganization event in which our shares of common stock are converted or exchanged for securities, cash or other property, or we sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of our assets or we or another person acquires 50% or more of our outstanding shares of common stock, referred to as a fundamental transaction, then following such event, the holders will have the option, which may be exercised within 30 days after the consummation of the fundamental transaction, to require the Company or the successor entity purchase the Warrant from the holder by paying to the holder an amount of cash equal to the Black Scholes value of the remaining unexercised portion of the warrant on the date of the consummation of the fundamental transaction. However, if the fundamental transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the holder will only be entitled to receive from the Company or any successor entity, as of the date of consummation of such fundamental transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of the Warrant, that is being offered and paid to the holders of common stock of the Company in connection with the fundamental transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of common stock are given the choice to receive from among alternative forms of consideration in connection with the fundamental transaction.

Transferability. Subject to applicable laws and restrictions, a holder may transfer a warrant upon surrender of the warrant to us with a completed and signed assignment in the form attached to the warrant. The transferring holder will be responsible for any tax that liability that may arise as a result of the transfer.

No Market. There is no public trading market for the February 2020 Warrants, and they are not listed for trading on Nasdaq or any other securities exchange or market.

Rights as Stockholder. Except as set forth in the February 2020 Warrants, the holder of a warrant, solely in such holder’s capacity as a holder of a February 2020 Warrant, will not be entitled to vote, to receive dividends, or to any of the other rights of our stockholders.

Redemption Rights. We may redeem the warrants for $0.01 per warrant if our common stock closes above $8.00 per share for ten consecutive trading days, provided that we may not do so prior to the first anniversary of expiration of the Rights Offering.

Amendments and Waivers. The provisions of each February 2020 Warrant may be modified or amended or the provisions thereof waived with the written consent of us and the holder.

Maxim and Ascendiant February 2020 Warrants

Also on February 6, 2020, in connection with a rights offering, we issued 2,039 common stock warrants (the “Maxim Warrants”) to Maxim, as the dealer manager in such rights offering, and 510 common stock warrants (the “Ascendiant Warrants”) to Ascendiant, as a financial advisor to us in such rights offering. The Maxim Warrants and Ascendiant Warrants have the same material terms as the February 2020 Warrants, except as described below.

The Maxim Warrants and Ascendiant Warrants became exercisable 6 months from February 6, 2020 and will expire on January 17, 2025. The Maxim Warrants and Ascendiant Warrants are exercisable at a price of $162.95 per share, subject to adjustment for stock dividends, distributions, subdivisions, combinations, or reclassifications, and for certain dilutive issuances. Subject to limited exceptions, a holder of the Maxim Warrants and Ascendiant Warrants will not have the right to exercise any portion of such warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, and any other person acting as a group together with the holder or any of its affiliates, would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to its exercise. The holder, upon notice to us, may increase or decrease the beneficial ownership limitation provisions of the warrant, provided that in no event shall the limitation exceed 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise of the warrant.

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The Maxim Warrants and Ascendiant Warrants contain the same provisions regarding fundamental transactions as those contained in the February 2020 Warrants, except that the Maxim Warrants and Ascendiant Warrants do not provide the holders thereof with the option to require us, or a successor entity, to pay an amount equal to the Black Scholes value of the warrants in the event of certain fundamental transactions.

The Maxim Warrants and Ascendiant Warrants are not redeemable. The Maxim Warrants and Ascendiant Warrants contain unlimited “piggyback” registration rights for a period of five years after February 6, 2020 (but not longer than 7 years from January 17, 2020) at our expense, subject to certain exceptions. We relied on the exemption from registration available under Section 4(a)(2) of the Securities Act in connection with the issuance of the warrants to Maxim and Ascendiant.

This summary of the Maxim Warrants and Ascendiant Warrants is not complete. For the complete terms of the Maxim Warrants and Ascendiant Warrants, you should refer to the form of Maxim Warrants and Ascendiant Warrants filed as an exhibit to the registration statement of which this prospectus forms a part.

Effects of Anti-Takeover Provisions of Our Restated Certificate of Incorporation, Our Restated Bylaws and Delaware Law

The provisions of (1) Delaware law, (2) our Restated Certificate of Incorporation and (3) our Restated Bylaws discussed below could discourage or make it more difficult to prevail in a proxy contest or effect other change in our management or the acquisition of control by a holder of a substantial amount of our voting stock. It is possible that these provisions could make it more difficult to accomplish, or could deter, transactions that stockholders may otherwise consider to be in their best interests or our best interests. These provisions are intended to enhance the likelihood of continuity and stability in the composition of our Board of Directors and in the policies formulated by the Board of Directors and to discourage certain types of transactions that may involve an actual or threatened change in control of our company. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. These provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions also may have the effect of preventing changes in our management.

Delaware Statutory Business Combinations Provision. We are subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. For purposes of Section 203, a “business combination” is defined broadly to include a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, and, subject to certain exceptions, an “interested stockholder” is a person who, together with his or her affiliates and associates, owns (or within three years prior, did own) 15% or more of the corporation’s voting stock.

Classified Board of Directors; Appointment of Directors to Fill Vacancies; Removal of Directors for Cause. Our Restated Certificate of Incorporation provides that our Board of Directors will be divided into three classes as nearly equal in number as possible. Each year the stockholders will elect the members of one of the three classes to a three-year term of office. All directors elected to our classified Board of Directors will serve until the election and qualification of their respective successors or their earlier resignation or removal. The Board of Directors is authorized to create new directorships and to fill any positions so created and is permitted to specify the class to which any new position is assigned. The person filling any of these positions would serve for the term applicable to that class. The Board of Directors (or its remaining members, even if less than a quorum) is also empowered to fill vacancies on the Board of Directors occurring for any reason for the remainder of the term of the class of directors in which the vacancy occurred. Members of the Board of Directors may only be removed for cause and only by the affirmative vote of holders of at least 80% of our outstanding voting stock. These provisions are likely to increase the time required for stockholders to change the composition of the Board of Directors. For example, in general, at least two annual meetings will be necessary for stockholders to effect a change in a majority of the members of the Board of Directors.

Authorization of Blank Check Preferred Stock. Our Restated Certificate of Incorporation provides that our Board of Directors is authorized to issue, without stockholder approval, blank check preferred stock. Blank check preferred stock can operate as a defensive measure known as a “poison pill” by diluting the stock ownership of a potential hostile acquirer to prevent an acquisition that is not approved by our Board of Directors.

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Advance Notice Provisions for Stockholder Proposals and Stockholder Nominations of Directors. Our Restated Bylaws provide that, for nominations to the Board of Directors or for other business to be properly brought by a stockholder before a meeting of stockholders, the stockholder must first have given timely notice of the proposal in writing to our Secretary. For an annual meeting, a stockholder’s notice generally must be delivered not less than 90 days nor more than 120 days prior to the anniversary of the mailing date of the proxy statement for the previous year’s annual meeting. For a special meeting, the notice must generally be delivered no less than 60 days nor more than 90 days prior to the special meeting or ten days following the day on which public announcement of the meeting is first made. Detailed requirements as to the form of the notice and information required in the notice are specified in our Restated Bylaws. If it is determined that business was not properly brought before a meeting in accordance with our bylaw provisions, this business will not be conducted at the meeting.

Special Meetings of Stockholders. Special meetings of the stockholders may be called only by our Board of Directors pursuant to a resolution adopted by a majority of the total number of directors.

No Stockholder Action by Written Consent. Our Restated Certificate of Incorporation does not permit our stockholders to act by written consent. As a result, any action to be effected by our stockholders must be effected at a duly called annual or special meeting of the stockholders.

Super-Majority Stockholder Vote required for Certain Actions. The Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless the corporation’s certificate of incorporation or bylaws, as the case may be, requires a greater percentage. Our Restated Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of our outstanding voting stock to amend or repeal any of the provisions discussed in this section of this prospectus entitled “Effect of Anti-Takeover Provisions of Our Restated Certificate of Incorporation, Our Restated Bylaws and Delaware Law” or to reduce the number of authorized shares of common stock or preferred stock. This 80% stockholder vote would be in addition to any separate class vote that might in the future be required pursuant to the terms of any preferred stock that might then be outstanding. A 80% vote is also required for any amendment to, or repeal of, our Restated Bylaws by the stockholders. Our Restated Bylaws may be amended or repealed by a simple majority vote of the Board of Directors.

Potential Effects of Authorized but Unissued Stock

We have shares of common stock and preferred stock available for future issuance without stockholder approval. We may utilize these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, to facilitate corporate acquisitions or payment as a dividend on the capital stock.

The existence of unissued and unreserved common stock and preferred stock may enable our Board of Directors to issue shares to persons friendly to current management or to issue preferred stock with terms that could render more difficult or discourage a third-party attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, thereby protecting the continuity of our management. In addition, the Board of Directors has the discretion to determine designations, rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock, all to the fullest extent permissible under the Delaware General Corporation Law and subject to any limitations set forth in our certificate of incorporation. The purpose of authorizing the Board of Directors to issue preferred stock and to determine the rights and preferences applicable to such preferred stock is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible financings, acquisitions and other corporate purposes, could have the effect of making it more difficult for a third-party to acquire, or could discourage a third-party from acquiring, a majority of our outstanding voting stock.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock and certain of our warrants is American Stock Transfer and Trust Company, LLC. The transfer agent and the registrar’s address is 59 Maiden Lane, New York, New York 10038.

Stock Market Listing

Our common stock is listed on The NASDAQ Capital Market under the symbol “SINT”.

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PLAN OF DISTRIBUTION

Pursuant to the Equity Distribution Agreement, dated February 25, 2021, by and between the Company and Maxim Group LLC, Maxim Group LLC (“Maxim”), Maxim has agreed to act as exclusive sales agent in connection with this offering of our common stock pursuant to this prospectus. Maxim is not purchasing or selling any of the shares of our common stock offered by this prospectus, nor is it required to arrange the purchase or sale of any specific number or dollar amount of shares of our common stock but have agreed to use their reasonable best efforts to arrange for the sale of all of the shares of our common stock offered hereby.

Upon delivery of a placement notice and subject to the terms and conditions of the Equity Distribution Agreement, Maxim may sell shares of our common stock by any method permitted by law deemed to be an “at-the-market” equity offering as defined in Rule 415 promulgated under the Securities Act, including sales made directly on or through The NASDAQ Capital Market, the existing trading market for our common stock, sales made to or through a market maker other than on an exchange or otherwise, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or any other method permitted by law, including in privately negotiated transactions.

We will pay Maxim in cash, upon each sale of shares of our common stock pursuant to the Equity Distribution Agreement, a commission equal to 2.0% of the gross proceeds from each sale of shares of our common stock. Because there is no minimum offering amount required as a condition to this offering, the actual total public offering amount, commissions and proceeds to us, if any, are not determinable at this time. In addition, we agreed to reimburse Maxim upon request for its costs and out-of-pocket expenses incurred in connection with its services under this offering, including the fees and out-of-pocket expenses of its legal counsel, up to an aggregate of $50,000, not including legal expenses relating to quarterly bringdowns. The Company shall bear and be responsible for all expenses which are customarily borne by issuers for transactions of the type set forth herein. Notwithstanding the foregoing, in the event that the proposed Offering is terminated, postponed or not consummated for any reason, the Company shall reimburse the actual, accountable costs and expenses incurred by Maxim in connection with its engagement hereunder, including legal fees and out-of-pocket expenses. We also agreed to reimburse Maxim for its legal costs for the offering as follows: (i) $40,000 (USD) payable upon the initial sale of securities by the Company under this offering and (ii) for each quarter for which a bringdown is required the Company will pay an additional legal fee equal to $2,500.

Settlement for sales of shares of our common stock will occur on the second business day following the date on which any sales are made, or on some other date that is agreed upon by us and Maxim in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement. Sales of shares of our common stock as contemplated in this prospectus will be settled through the facilities of The Depository Trust Company or by such other means as we and Maxim may agree upon.

We have agreed to provide indemnification and contribution to Maxim and specified persons against certain civil liabilities, including liabilities under the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act, and to contribute to payments that Maxim may be required to make in respect of such liabilities.

Maxim may be deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act, and any commissions received by them and any profit realized on the resale of the shares sold by them while acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. As an underwriter, Maxim would be required to comply with the requirements of the Securities Act and the Exchange Act, including, without limitation, Rule 415(a)(4) under the Securities Act and Rule 10b-5 and Regulation M under the Exchange Act. These rules and regulations may limit the timing of purchases and sales of shares by the agent acting as principal. Under these rules and regulations, Maxim:

●	may not engage in any stabilization activity in connection with our securities; and
●	may not bid for or purchase any of our securities or attempt to induce any person to purchase any of our securities, other than as permitted under the Exchange Act, until it has completed its participation in the distribution.

The offering of shares of our common stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of shares having an aggregate offering price of $15,000,000, (ii) the termination by either Maxim or us upon the provision of fifteen days written notice, or (iii) February 25, 2024.

Maxim and its affiliates may in the future provide various investment banking, commercial banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. To the extent required by Regulation M, Maxim will not engage in any market making activities involving our shares of our common stock while the offering is ongoing under this prospectus.

This prospectus in electronic format may be made available on a website maintained by Maxim and Maxim may distribute this prospectus electronically.

The foregoing does not purport to be a complete statement of the terms and conditions of the Equity Distribution Agreement. A copy of the Equity Distribution Agreement is included as an exhibit to the registration statement of which this prospectus forms a part.

S-23

LEGAL MATTERS

Life Science Law, PC, Salt Lake City, Utah will pass for us upon the validity of the shares of common stock being offered by this prospectus. Maxim is being represented in connection with this offering by Ellenoff Grossman & Schole LLP, New York, New York.

EXPERTS

The consolidated financial statements of SINTX Technologies, Inc., appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, incorporated by reference herein, have been audited by Tanner LLC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. We have filed with the SEC a registration statement on Form S-3 under the Securities Act with respect to the securities we are offering under this prospectus. This prospectus does not contain all of the information set forth in the registration statement and the exhibits to the registration statement. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement and the exhibits and schedules filed as a part of the registration statement. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, where our SEC filings are also available. The address of the SEC’s web site is “http://www.sec.gov.” We maintain a website at www.sintx.com. Information contained in or accessible through our website does not constitute a part of this prospectus.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with it into this prospectus, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the Commission will automatically update and supersede information contained in this prospectus and any accompanying prospectus supplement. We incorporate by reference the documents listed below that we have previously filed with the Commission:

(a)	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022;

(b)	The Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023;

(c)	The Company’s Current Reports on Form 8-K filed with the SEC on January 13, 2023 and February 9, 2023; and

(d)	The description of the Company’s Common Stock, which is contained in the Registration Statement on Form 8-A, as filed with the SEC on February 7, 2014, as updated by the description of our Common Stock contained in Exhibit 4.18 to our Annual Report on Form 10-K for the year ended December 31, 2022, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference any future filings (other than Current Reports furnished under Items 2.02 or 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (i) after the date of the initial filing of the registration statement of which this prospectus is a part and prior to effectiveness of the registration statement, and (ii) after the effectiveness of the registration statement but prior to the termination of the offering of the securities covered by this prospectus, excluding, in each case, information deemed furnished and not filed.

Any statement contained in this prospectus, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded to the extent that a statement contained herein, or in any subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, without charge upon written or oral request, a copy of any or all of the information that has been incorporated by reference into this prospectus but not delivered with the prospectus, including exhibits that are specifically incorporated by reference into such documents. Requests should be directed to: SINTX Technologies, Inc., Attention: Investor Relations, 1885 West 2100 South, Salt Lake City, Utah 84119 and our telephone number is (801) 839-3500. You may also access the documents incorporated by reference in this prospectus through our website at www.sintx.com. Except for the specific incorporated documents listed above, no information available on or through our website shall be deemed to be incorporated in this prospectus or the registration statement of which it forms a part.

S-24

Up to $1,700,000

Common Stock

PROSPECTUS

Maxim Group LLC

, 2023

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

The following table sets forth the estimated costs and expenses, other than underwriting discounts and commissions, payable by the registrant in connection with the offering of the securities being registered. All the amounts shown are estimates, except for the SEC registration fee and the FINRA filing fee.

SEC registration fee	$	*
FINRA Filing Fee		*
Accounting fees and expenses		*
Legal fees and expenses		*
Transfer Agent and Registrar Fees and Expenses		*
Miscellaneous expenses		*
Total		*

*These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time. An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.

Item 15. Indemnification of Officers and Directors

Our Restated Certificate of Incorporation and Restated Bylaws provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director, officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by us to the fullest extent authorized by the Delaware General Corporation Law against all expense, liability and loss (including attorneys’ fees, judgments, fines, Employee Retirement Income Security Act excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered in connection with legal proceedings. These provisions limit the liability of our directors and officers to fullest extent permitted under Delaware law. A director or officer will not receive indemnification if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interest.

Section 145 of the Delaware General Corporation Law permits a corporation to indemnify any director or officer of the corporation against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding brought by reason of the fact that such person is or was a director or officer of the corporation, if such person acted in good faith and in a manner that he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. In a derivative action, (i.e., one brought by or on behalf of the corporation), indemnification may be provided only for expenses actually and reasonably incurred by any director or officer in connection with the defense or settlement of such an action or suit if such person acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be provided if such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine that such person is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, Article Ninth of our Restated Certificate of Incorporation eliminates the liability of a director to us or our stockholders for monetary damages for such a breach of fiduciary duty as a director, except for liabilities arising:

●	from any breach of the director’s duty of loyalty to us or our stockholders;

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●	from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

●	under Section 174 of the Delaware General Corporation Law; or

●	from any transaction from which the director derived an improper personal benefit.

We carry insurance policies insuring our directors and officers against certain liabilities that they may incur in their capacity as directors and officers. We have entered into indemnification agreements with certain of our executive officers and directors. These agreements, among other things, indemnify and advance expenses to our directors and officers for certain expenses, including attorney’s fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or officer, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers. We have entered into agreements to indemnify all of our directors and officers.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Item 16. Exhibits

The exhibits listed on the accompanying Exhibit Index are filed or incorporated by reference as part of this registration statement and such Exhibit Index is incorporated by reference.

Item 17. Undertakings

(a)	The undersigned registrant hereby undertakes:

	1.	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

		(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

		(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

		(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

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2.	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4.	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

5.	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

	(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

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(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(8)	That, for purposes of determining any liability under the Securities Act of 1933:

(i)	The information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(ii)	Each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(9)	To file, if applicable, an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 (“Act”) in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Act.

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EXHIBIT INDEX

Exhibit Number	Exhibit Description	Filed with this Report	Incorporated by Reference herein from Form or Schedule	Filing Date	SEC File/Reg. Number

1.1*	Form of Underwriting Agreement

1.2	Equity Distribution Agreement, dated as of February 25, 2021, by and between SINTX Technologies, Inc. and Maxim Group LLC		Form 8-K (Exhibit 10.1)	2/26/20	001-33624

1.3	Amendment to Equity Distribution Agreement, dated as of January 10, 2023 by and between SINTX Technologies, Inc., and Maxim Group LLC		Form 8-K (Exhibit 10.1)	1/13/23

2.1	Asset Purchase Agreement by and among Amedica Corporation, CTL Corporation and US Spine Inc. dated as of September 5, 2018		Form 8-K (Exhibit 2.1)	10/5/18	001-33624

2.2+†	Asset Purchase Agreement by and among SINTX Technologies, Inc. and B4C, LLC, dated July 20, 2021.		Form 8-K (Exhibit 2.1)	7/26/21	001-33624

2.3†	Stock Purchase Agreement		Form 8-K (Exhibit 2.1)	7/6/22	001-33624

3.1	Restated Certificate of Incorporation of the Registrant		Form 8-K (Exhibit 3.1)	2/20/14	001-33624

3.1.1	Certificate of Amendment to the Restated Certificate of Incorporation of SINTX Corporation		Form 8-K (Exhibit 3.1)	1/22/16	001-33624

3.1.2	Certificate of Amendment to the Restated Certificate of Incorporation of SINTX Corporation		Form 8-K (Exhibit 3.1)	11/16/17	001-33624

3.1.3	Certificate of Designation of Series B Preferred Stock		Form 8-K (Exhibit 3.1)	5/15/18	001-33624

3.1.4	Certificate of Amendment to the Restated Certificate of Incorporation		Form 8-K (Exhibit 3.1)	11/02/18	001-33624

3.1.5	Certificate of Amendment to the Restated Certificate of Incorporation of SINTX Technologies, Inc.		Form 8-K (Exhibit 3.1)	7/26/19	001-33624

3.1.6	Certificate of Designation of Series C Preferred Stock		Form 8-K (Exhibit 3.1)	2/07/20	001-33624

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3.1.7	Certificate of Designation of Series D Preferred Stock	Form 8-K (Exhibit 3.1)	10/17/22	001-33624

3.1.8	Certificate of Designation of Series E Preferred Stock	Form 8-K (Exhibit 3.1)	10/28/22	001-33624

3.1.9	Certificate of Amendment to the Restated Certificate of Incorporation of Sintx Technologies, Inc.	Form 8-K (Exhibit 3.1)	12/19/22	001-33624

3.2	Amended and Restated Bylaws of SINTX Technologies, Inc.	Form 8-K (Exhibit 3.1)	10/01/21	001-33624

4.1	Form of Common Stock Certificate of the Registrant	Amendment No. 3 to Form S-1 (Exhibit 4.1)	1/29/14	333-192232

4.2	Form of Common Stock Warrant	Form S-1/A	1/15/20	333-234438

4.3	Form of Warrant Agency Agreement between Amedica Corporation and American Stock Transfer and Trust Company, LLC, dated February 6, 2020	Form 8-K (Exhibit 10.1)	2/07/20	001-33624

4.4	Warrant Issued to Maxim Group LLC on February 6, 2020	Form 8-K (Exhibit 4.1)	2/07/20	001-33624

4.5	Warrant Issued to Ascendiant Capital Markets, LLC on February 6, 2020	Form 8-K (Exhibit 4.2)	2/07/20	001-33624

4.6	Dealer Manager Warrants issued to Maxim Group LLC on October 17, 2022	Form 8-K (Exhibit 4.1)	10/17/22	001-33624

4.7	Dealer Manager Warrants issued to Ascendiant Capital Markets, LLC on October 17, 2022	Form 8-K (Exhibit 4.2)	10/17/22	001-33624

4.8	Form of Class A Warrant	Form 8-K (Exhibit 4.3)	10/17/22	001-33624

4.9	Form of Class B Warrant	Form 8-K (Exhibit 4.4)	10/17/22	001-33624

4.10	Form of Class C Warrant	Form S-1 (Exhibit 4.13)	2/7/23	333-269475

4.11	Form of Class D Warrant	Form S-1 (Exhibit 4.15)	2/7/23	333-269475

4.12	Form of Placement Agent Warrant	Form S-1 (Exhibit 4.16)	2/6/23	333-269475

4.13	Warrant Agency Agreement	Form 8-K (Exhibit 4.5)	2/9/23	001-33624

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Exhibit Number	Exhibit Description	Filed with this Report	Incorporated by Reference herein from Form or Schedule	Filing Date	SEC File/Reg. Number

4.14	Form of Senior Indenture, to be entered into between the Registrant and the trustee designated therein	X

4.15*	Form of Senior Note with respect to each particular series of senior notes issued hereunder

4.16	Form of Subordinated Indenture, to be entered into between the Registrant and the trustee designated therein	X

4.17*	Form of Subordinated Note with respect to each particular series of senior notes issued hereunder

4.18*	Form of Certificate of Designation

4.19*	Form of Preferred Stock Certificate

4.20*	Form of Warrant Agreement

4.21*	Form of Warrant Certificate

4.22*	Form of Unit Agreement

4.23*	Form of Unit Certificate

5.1	Opinion of Life Science Law, PC	X

5.2	Opinion of Life Science Law, PC	X

23.1	Consent of Tanner LLC, Independent Registered Public Accounting Firm	X

23.2	Consent of Life Science Law, PC (included in Exhibit 5.1)	X

23.3	Consent of Life Science Law, PC (included in Exhibit 5.2)	X

24.1	Power of Attorney (included on the signature page of this Registration Statement)	X

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Senior Indenture

25.2**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Trustee under the Subordinated Indenture

107	Filing Fee Table	X

* To be filed by amendment or as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

** To be filed separately under the electronic form type 305B2, if applicable.

+ Schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

† A portion of this Exhibit has been omitted as it contains information that (i) is not material and (ii) would be competitively harmful if publicly disclosed.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, State of Utah, on October 12, 2023.

SINTX TECHNOLOGIES, INC.

BY:	/s/ B. Sonny Bal
B. Sonny Bal
President and Chief Executive Officer

Each person whose signature appears below constitutes and appoints B. Sonny Bal and David W. Truetzel, his or her true and lawful attorney-in-fact and agent with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

NAME AND SIGNATURE	TITLE	DATE

/s/ B. Sonny Bal
B. Sonny Bal	Chief Executive Officer and Director (Principal Executive Officer and Principal Financial Officer)	October 12, 2023

/s/ David W. Truetzel
David W. Truetzel	Director	October 12, 2023

/s/ Jeffrey S. White
Jeffrey S. White	Director	October 12, 2023

/s/ Eric A. Stookey
Eric A. Stookey	Director	October 12, 2023

/s/ Mark Froimson
Mark Froimson	Director	October 12, 2023

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